ASSET PURCHASE AGREEMENT


     THIS ASSET PURCHASE AGREEMENT ("Agreement"), dated as of 12:01 a.m., April 1, 1996, by and among PEN INTERCONNECT, INC., a Utah corporation ("Purchaser"), as purchaser, and THE CERPLEX GROUP, INC., a Delaware corporation ("Company"), as seller.

                           RECITALS:

     WHEREAS, the Company wishes to sell to Purchaser, and Purchaser wishes to purchase from the Company all of the assets and business of the Company related to or used in connection with its InCirT Technology division ("Division"), upon the terms, conditions and provisions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, Purchaser and Seller hereby agree as follows:


                           ARTICLE I
                          DEFINITIONS

     I.1 Certain Definitions. As used in this Agreement, the following terms have the following meanings unless the context otherwise requires:

     "Accounts Receivable" has the meaning specified in Section 2.1(l).

     "Act" has the meaning specified in Section 3.19.

     "Action or Proceeding" means any action, suit, proceeding, claim pending or filed or arbitration by any Person or any investigation or audit by any Governmental or Regulatory Body.

     "Additional Stock" has the meaning specified in Section 2.4(c).

     "Affiliate" with respect to any Person, means any other Person controlling, controlled by or under common control with such Person, except that the Purchaser and the Company shall not be deemed to be affiliates of each other after the Closing.

     "Agreement" means this Asset Purchase Agreement.

     "Assets" has the meaning specified in Section 2.1.

     "Assignable Contracts" has the meaning specified in Section 2.1(c).

     "Assignment and Assumption Agreement" has the meaning specified in
Section 5.1(h).

     "Associate" means, with respect to any Person, any corporation or other business organization of which such Person is an officer or partner or is the beneficial owner, directly or indirectly, of ten percent (10%) or more of any class of equity securities, any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar capacity and any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or any child or sibling of such Person or such Person's spouse.

     "Assumed Liabilities" has the meaning specified in Section 2.2.

     "Audited Financial Statements" has the meaning specified in Section
3.6(b).

     "Benefits" has the meaning specified in Section 6.5(b)(ii).

     "best knowledge", "knowledge" or words to that effect shall mean, as to any Person, to the best knowledge of such Person after due inquiry and investigation.

     "Bill of Sale" has the meaning specified in Section 5.1(h).

     "Books and Records" of any Person means all files, documents, instruments, papers, books and records relating to the business, operations, conditions of (financial or other), results of operations and assets and properties of such Person, including without limitation, financial statements, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, contracts and other agreements, licenses, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

     "Bulk Sales or Transfer Laws" means Sections 6101 et seq. of the Uniform Commercial Code as adopted by the State of California.

     "Business Day" means those days as defined in California Civil Code
Section 9.

     "Business" has the meaning specified in Section 2.1.

     "Cash Payment" has the meaning specified in Section 2.5(a).

     "Claim Notice" has the meaning specified in Section 7.4(a).

     "Closing" has the meaning specified in Section 2.5.

     "Closing Date" has the meaning specified in Section 2.5.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Common Stock" has the meaning specified in Section 2.4(a).

     "Company" has the meaning specified in the first paragraph of this
Agreement.
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     "Company Plan" each "employee benefit plan" (within the meaning of
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and each other policy, arrangement or practice that either covers any employee of the Company or is maintained by the Company with respect to which the Company makes or has an obligation to make contributions in connection with the Business.

     "Confidential Company Information" has the meaning specified in
Section 6.5(a)(ii).

     "Contracts and other Agreements" means all executory contracts, agreements, understandings, indentures, notes, bonds, loans, instruments, leases, mortgages, franchises, licenses, commitments or other legally binding arrangements.

     "Division" has the meaning specified in the Recitals.

     "document or other papers" means any document, agreement, instrument, certificate, notice, consent, affidavit, letter, telegram, telex, statement, schedule (including any Schedule to this Agreement) or exhibit (including any Exhibit to this Agreement).

     "Environmental, Health and Safety Laws" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

     "Extremely Hazardous Substance" has the meaning set forth in Sec. 302 of the Emergency Planning and Community Right-to-Know Act of 1986, as amended.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" means each entity required to be aggregated with the Company under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

     "GAAP" means generally accepted accounting principles.

     "Governmental or Regulatory Body" means court, tribunal, arbitrator or any government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

     "Inventory" has the meaning specified in Section 2.1(d).

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     "Indemnified Party" has the meaning specified in Section 7.4.

     "Indemnifying Party" has the meaning specified in Section 7.4.

     "Intellectual Property" has the meaning specified in Section 2.1(a).

     "IRS" means the Internal Revenue Service.

     "Law" means any law, statute, rule, regulation, ordinance and other pronouncement having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Body.

     "Liability" or "Liabilities" means any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise.

     "Lien" means any lien, pledge, hypothecation, mortgage, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction under any stockholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

     "Loss" or "Losses" has the meaning specified in Section 7.2.

     "Material Adverse Effect" means, in the case of any Person, any change or changes or effect or effects that individually or in the aggregate are or may reasonably be expected to be materially adverse to
(i) the assets, properties, business, operations, income, prospects or condition (financial or otherwise) of such Person or the transactions contemplated by this Agreement or (ii) the ability of such Person to perform its obligations under this Agreement.

     "Material Contracts" means:

                    (a)  The Assignable Contracts;

          (b) Contracts and other Agreements with any current or former employee, consultant, agent, other representative of the Business;

          (c) Contracts or other Agreements for the sale or license of any of the Assets or for the grant to any Person of any preferential rights to purchase any of the Assets;

          (d) material contracts under which the Company agrees to indemnify any Person for use of the Assets;

          (e) Contracts and other Agreements relating to the creation of Liens on any of the Assets; and

          (f) Lease Agreement dated November 1, 1995 between C2H2, Ltd., a California limited partnership and the Company, as amended.

                                     4
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     "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Body, in each case whether preliminary or final.

     "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

     "Purchase Price" has the meaning specified in Section 2.4(a).

     "Purchaser" has the meaning specified in the first paragraph of this Agreement.

     "Records" has the meaning specified in Section 2.1(h).

     "Redemption Payment" has the meaning specified in Section 2.6.

     "Redemption Period" has the meaning specified in Section 2.6.

     "Restricted Period" has the meaning specified in Section 6.5(a)(i).

     "Restrictive Covenants" has the meaning specified in Section 6.5(b).

     "Tangible Property" has the meaning specified in Section 3.11.

     "Tax Return" means any return, report, information return, or other document (including any related or supporting information) filed or required to be filed with any federal, state, local or foreign governmental entity or other authority in connection with the determination, assessment or collection of any Tax (whether or not such Tax is imposed on the Company) or the administration of any laws, regulations or administrative requirements relating to any Tax.

     "Tax" and "Taxes" means all taxes, charges, fees, levies or other assessments imposed by any federal, state, local or foreign taxing authority, whether disputed or not, including, without limitation, income, capital, estimated, excise, property, sales, transfer, withholding employment, payroll, and franchise taxes and such terms shall include any interest, penalties or additions attributable to or imposed on or with respect to such assessments.

     "Transfer Taxes" has the meaning specified in Section 6.3.

     "Unaudited Financial Statements" has the meaning specified in
Section 3.6(a).

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                           ARTICLE II
                   ACQUISITION OF THE ASSETS;
             ASSUMED LIABILITIES AND PURCHASE PRICE

     II.1 Purchase of the Assets. On the terms and subject to the conditions set forth in this Agreement, the Company hereby sells, transfers, assigns, conveys and delivers to Purchaser, and Purchaser hereby purchases, acquires and accepts from the Company, all of the right, title and interest of the Company in and to all of the assets (excluding intercompany and cash accounts), properties and rights owned by the Company, and used primarily by the Company in the business and operations of the Division as such business is conducted on the date hereof ("Business"), both tangible and intangible, free and clear of any Liens (the foregoing are hereinafter collectively referred to as the "Assets"). The Assets include, without limitation, all of the right, title and interest of the Company in or to the following:

          (a) Intellectual Property. All intellectual property rights used or held for use primarily in each case in the conduct of the Business (including the Company's goodwill therein) and all rights, privileges, claims, causes of action and options relating to the Business or its assets or properties, including but not limited to (i)(x) the right to own and use the names "InCirT" and "InCirT Technology," and (y) "MASS Microsystems," (to the extent the Company has any rights or privileges thereto), or (ii) the right to use existing collateral material that uses the term (x) "InCirT" or "InCirT Technology," or (y) "MASS Microsystems" (to the extent the Company has any rights or privileges thereto), and (iii) all trademarks and trade names (including, without limitation, (x) "InCirT," "InCirT Technology," and (y) "MASS Microsystems" (to the extent the Company has any rights or privileges thereto)) service marks, goodwill, trade secrets (including the property defined as "trade secrets" in the California Uniform Trade Secrets Act), know-how, manufacturing methods, engineering drawings and specifications, inventions, patents or patents pending, if any, or improvements thereto (whether or not patentable or reduced to practice) and other proprietary information used in the conduct of the Business (the "Intellectual Property");

          (b) IP Licenses. All licenses, sublicenses and other agreements under which the Company is a licensor or licensee of any Intellectual Property (the "IP Licenses");

          (c) Assignable Contracts. The contracts and other agreements to which the Company is a party and which are utilized in the conduct of the Business, (the "Assignable Contracts");

          (d) Inventory. All inventories or work-in-process, finished goods, merchandise, demonstration equipment, office and other supplies, parts, packaging materials, advertising materials and other accessories related thereto which is otherwise used or held for use by the Division or in the conduct of the Business, which are held at, or are in transit from or to, the locations at which the Business is conducted or including any of the foregoing purchased subject to any conditional sales or title retention agreement in favor of any other Person, together with all rights of the Company against suppliers of such inventories (the "Inventory");

          (e) Tangible Personal Property. In addition to the Inventory separately described above, all furniture, fixtures, equipment, tooling, molds, and dyes, machinery and other tangible personal property used or

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
held for use in the conduct of the Business at the locations at which the Business is conducted or at suppliers' premises or customers' premises on consignment, or otherwise used or held for use by the Company in the conduct of its Business, including any of the foregoing purchased subject to any conditional sales or title retention agreement in favor of any other Person;

          (f) Warranties. All rights of the Company under or pursuant to all warranties, representations and guarantees made by suppliers, manufacturers or contractors in connection with products sold to or services provided to the Company for the Division or the Business, or affecting the IP Licenses, property, machinery or equipment used in the conduct of the Business;

          (g) Telephone Numbers. All rights in and to the telephone numbers of the Division, subject to the regulations of the California Public Utilities Commission;

          (h) Books and Records. All books, records and information or copies thereof relating to the Assets or the Business except for records pertaining to past or current employees of the Business (the "Records");

          (i) Advertising. All customer and market record referral data and materials, and all advertising and promotional literature and material relating to the Assets, including without limitation, catalogs, brochures, pamphlets, art work and printing plates;

          (j) Customer List. The list of all of the past and current customers of the Division;

          (k) MASS Microsystem Assets. Any and all assets used in connection with the business of MASS Microsystem as set forth on Schedule 2.1(k);

          (l) Accounts Receivable. All accounts receivable of the Division as set forth on Schedule 2.1(l) ("Accounts Receivable"); and

          (m) Other Assets. Any and all other assets used primarily in connection with the operation of the Business.

     II.2 Assumed Liabilities. Subject to the terms and conditions set forth herein, Purchaser hereby assumes those liabilities of the Company set forth on Schedule 2.2 and agrees to perform all of the outstanding obligations of the Company under the Assignable Contracts arising and to be performed on or after the Closing Date (collectively, the "Assumed Liabilities"). In the event of any claim against Purchaser with respect to any of the Assumed Liabilities hereunder, Purchaser shall have, and the Company hereby assigns to Purchaser, any defense, counterclaim, or right of set off which would have been available to the Company if such claim had been asserted against the Company.

     II.3 Liabilities Not Assumed. Except for the Assumed Liabilities, Purchaser does not assume nor have any responsibility for or with respect to any other obligation, debt or Liability of the Company.

     II.4 Purchase Price.

          (a)  Subject to adjustment as provided herein and in addition

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to the Assumed Liabilities, the purchase price (the "Purchase Price") for the Assets to be purchased by Purchaser from the Company hereunder shall be a total of five million three hundred thousand dollars ($5,300,000) payable as follows: (i) three million five hundred thousand dollars ($3,500,000) to be a cash payment (the "Cash Payment"), and (ii) the issuance by Purchaser to the Company of three hundred thirty-three thousand four hundred seven (333,407) shares of its common stock, par value $0.01 per share (the "Common Stock"). The number of shares of Common Stock is determined by dividing one million eight hundred thousand ($1,800,000) by $5.3988, which is the average of the last reported sale price of one share of Purchaser's common stock for the twenty (20) trading days immediately preceding March 22, 1996.

          (b) The Cash Payment shall be paid to the Company by Purchaser on the Closing Date by wire transfer of immediately available funds to the Company's account at Wells Fargo Bank, San Francisco, California, account # 4600-196786; ABA #121-000-248.

          (c) Purchaser will deliver to the Company .09261 shares of its common stock ("Additional Stock") for every $1.00 of the Division's past due over 90 days accounts receivable as of March 26, 1996 collected by the Purchaser within one hundred eighty (180) days of the Closing Date, up to a maximum of fifty five thousand five hundred sixty-eight (55,568) shares of additional stock. Purchaser agrees to use practices consistent with its ordinary business practices in collecting past due over 90 days accounts receivable of the Division as set forth on Schedule 2.1(l). The parties acknowledge that as of March 26, 1996 the past due over 90 days accounts receivable is in the amount of $832,494. The certificate representing the Additional Stock will be delivered to the Company by Purchaser within 30 days after the expiration of the period during which Purchaser may collect the past due over 90 days accounts receivable.

     II.5 Closing Date. The consummation of the purchase and sale of the Assets (the "Closing") shall be held simultaneously with the execution of this Agreement ("Closing Date"). The Closing may be held by the Purchaser and Company exchanging facsimile signature pages and complying with the conditions set forth in Article V.

     II.6 Redemption Right. The Company hereby grants to Purchaser the option to redeem the Common Stock, for a purchase price of Two Million Seventy Thousand Dollars ($2,070,000) or $6.2086 per share and the Additional Stock, if any, for a purchase price of $5.9387 per share of Additional Stock up to a maximum of Three Hundred Thirty Thousand Dollars ($330,000) ("Redemption Payment"). At any time within one year of the Closing Date ("Redemption Period"), Purchaser may exercise its right to redeem the Common Stock and Additional Stock, if any, by delivering written notice of its intent to so exercise at any time during the Redemption Period and delivering the Redemption Payment to the Company within ten (10) days thereafter. If Purchaser exercises its right to redeem the Common Stock and Additional Stock, if any, and delivers the Redemption Payment to the Company, the Company shall deliver the certificate or certificates representing the Common Stock and Additional Stock, if any, appropriately endorsed to Purchaser within five days of the delivery of the Redemption Payment by Purchaser. During the Redemption Period, the Company shall not sell, transfer, convey, pledge, encumber or otherwise dispose of the Common Stock or Additional Stock, if any, provided, however, given that the Company is obligated to pledge the Common Stock and Additional Stock to Wells Fargo Bank, the Company shall use its best efforts to obtain written confirmation from Wells Fargo Bank that Wells Fargo Bank will release the pledged stock upon the payment of the Redemption Payment.

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                          ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Purchaser with the knowledge that Purchaser is relying on such representations and warranties in entering into this Agreement, and that the statements contained in this
Article III are correct and complete as of the date of this Agreement.

     III.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to (a) enter into this Agreement and to perform its obligations hereunder, (b) own, lease and operate its properties and assets as they are now owned, leased and operated and (c) carry on its business, including, without limitation, the Business, as now presently conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or properties makes such qualification necessary, except where the failure to do so would not have a Material Adverse Effect after the Closing Date on the Company, the Business, the Assets or Purchaser.

     III.2 Validity and Execution of Agreement. The Company has the full legal right, capacity and power and has all requisite corporate authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. The board of directors of the Company has approved the transactions contemplated pursuant to this Agreement and each of the other documents contemplated by this Agreement. This Agreement constitutes the valid and binding obligation of the Company and is enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity.

     III.3 No Conflict. Except as set forth on Schedule 3.3, neither the execution and delivery of this Agreement by the Company nor the performance by the Company of the transactions contemplated hereby will:
(a) violate or conflict with any of the provisions of the Certificate of Incorporation or By-Laws (or similar governing documents) of the Company;
(b) except as would not have a Material Adverse Effect after the Closing Date on the Company, the Business, the Assets or Purchaser, violate, conflict with, result in the acceleration of, or entitle any party to accelerate the maturity or the cancellation of the performance of any obligation under, or result in the creation or imposition of any lien in or upon any of Assets or constitute a default (or an event which might, with the passage of time or the giving of notice, or both, constitute a default) under any mortgage, indenture, deed of trust, lease, contract, loan or credit agreement, license or other instrument to which the Company is a party or by which its or any of its properties or assets may be bound or affected; or (c) except as would not have a Material Adverse Effect after the Closing Date on the Company, the Business, the Assets or Purchaser, violate or conflict with any provision of any Law or Order applicable to the Company or require any consent or approval of or filing or notice with any Governmental or Regulatory Body.

     III.4 Books and Records. The Records of the Company as supplied to Purchaser are true, correct, complete and current in all material respects.

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     III.5     Certificate of Incorporation and By-Laws.  The Company has
heretofore delivered to Purchaser true, correct and complete copies of the Certificate or Articles of Incorporation and By-Laws or similar governing documents of the Company as in full force and effect on the date hereof.

     III.6     Financial Statements.

          (a) The unaudited financial statements (the "Unaudited Financial Statements") of the Division for the years ended December 31, 1995 and 1994 and the three month period ended March 31, 1996, attached hereto as Schedule 3.6 were prepared in accordance with the Company's internal accounting policies and procedures and were used in the preparation of the consolidated financial statements of the Company which were prepared in accordance with GAAP consistently applied for the periods covered thereby. The Company is not aware of any material adjustments to the Company's consolidated financial statements which would be attributed to the Division's financial statements included herein, except for adjustments to inventory as disclosed on the Schedule.

          (b) The audited balance sheets of the Division as of December 31, 1994 and December 31, 1995 and the related audited statements of income, retained earnings and cash flows for the years ended December 31, 1995, 1994 and 1993, including the footnotes thereto, certified by Grant Thornton, certified public accountants, true and complete copies of which will be delivered to Purchaser will present fairly, in all material respects, the financial position of the Division as at such dates and the results of operations and cash flows of the Division for the years then ended, in each case, in accordance with GAAP consistently applied for the periods covered thereby (the "Audited Financial Statements"). The Company shall cooperate with Grant Thornton to cause the Audited Financial Statements to be delivered to the Purchaser by May 31, 1996.

     III.7     No Material Adverse Change.  Except as set forth on
Schedule 3.7 or for events as to which the Purchaser has actual knowledge, since December 31, 1995, to the Company's knowledge there has been no material adverse change in the assets, properties, business, operations, income or condition (financial or otherwise) of the Business, nor is any such change threatened, nor has there been any damage, destruction or loss which could have a Material Adverse Effect after the Closing Date on the Business, the Assets or Purchaser, whether or not covered by insurance.

     III.8 Tax Matters. All Tax Returns required to be filed with respect to the Company have been timely filed and all such Tax Returns were correct and complete in all respects. The Company has timely paid to the appropriate tax authorities all Taxes due or claimed to be due from it by any Tax authority. No adjustment relating to any Tax Return required to be filed with respect to the Company has been proposed formally or informally by any Tax authority, and to the best knowledge of the Company no basis exists for any such adjustment. The Company is not currently the beneficiary of any extension of time within which to file any Tax Return. There are no liens for Taxes upon assets or properties of the Company. There is no examination or proceeding pending or, to the knowledge of the Company, threatened by any tax authority relating to the determination, assessment or collection of, or any delinquencies in filing related to any Taxes of the Company. Notwithstanding anything contained herein to the contrary contained herein, the Company shall not be deemed to be in breach of this Section 3.8 if the breach of any of the statements contained in this Section 3.8 does not have a Material Adverse Effect after the Closing Date upon the Assets, the Division, the Business

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or the Purchaser.  The Company holds a valid California resale certificate.

     III.9 Litigation. Except as set forth on Schedule 3.9, there are no outstanding Orders by which the Company, or any of its securities, assets, properties or businesses are bound. Except as set forth on
Schedule 3.9, there is no Action or Proceeding pending or, to the knowledge of the Company threatened (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) against or affecting the Company or any of its assets, properties or businesses, including without limitation the Business and the Assets, which if adversely decided would have a Material Adverse Effect after the Closing on the Company, the Purchaser, the Business, the Division or the Assets, nor are there any facts which are likely to give rise to any such Action or Proceeding which if adversely decided, would have a Material Adverse Effect after the Closing on the Company, the Purchaser, the Business, the Division or the Assets.

     III.10 Contracts and Other Agreements. True and complete copies of all of the Material Contracts have been delivered to Purchaser or made available to Purchaser for inspection. All of the Material Contracts are valid, subsisting, in full force and effect and binding upon the Company and to the best knowledge of the Company, the Company has satisfied in full or provided for all of its liabilities and obligations thereunder requiring performance prior to the date hereof in all material respects, is not in default under any of them, nor does any condition exist that with notice or lapse of time or both would constitute such a default. To the knowledge of the Company, no other party to any such Material Contract is in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute such a default. Except as separately identified on Schedule 3.10, no approval or consent of any Person is needed for the Material Contracts to continue to be in full force and effect, and all of the Company's rights under Material Contracts to be assigned to Purchaser hereunder will be conveyed to Purchaser, upon consummation of the transactions contemplated by this Agreement.

     III.11 Tangible Property. Schedule 3.11 sets forth a true, complete and correct list of all categories of tangible personal property (other than Inventory), including, without limitation, equipment, furniture, leasehold improvements, fixtures, vehicles, structures, any related capitalized items and other similar tangible property, in each case owned or leased by the Company and material to the Business (collective, the "Tangible Property") together with a description of all leases or subleases of Tangible Property to which the Company (on behalf of the Business) is the lessor, sublessor, lessee or sublessee and all options to purchase or sell the underlying property. The Tangible Property is free from defects (patent and latent), has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it presently is used.

     III.12    Intellectual Property.

          (a) The Company owns or is licensed to use all "Intellectual Property" that is necessary for the conduct of the Business, free and clear of any Liens of any kind that may interfere with the conduct of the Business. Except as disclosed in Schedule 3.12, the Company is not a party to any agreement limiting the use of Intellectual Property.

          (b) No litigation is pending or, to the knowledge of the Company, threatened, that challenges the validity, enforceability, ownership of, or right to use, sell, license or dispose of any Intellectual Property, nor does the Company know of any valid grounds for any such claim.

          (c) None of the material trade secrets of the Company as are material to the Business has been disclosed to any Person, except as required pursuant to the filing of a patent application by the Company, unless such disclosure was necessary and the use was made pursuant to a confidentiality agreement. All such trade secrets are protected against their use by other Persons to an extent and in a manner customary in the industries in which the Company operates, except that the Company has not required its employees to sign confidentiality or similar agreements.

     III.13 ERISA. The Company has provided to the Purchaser a true, correct and complete copy of each Company Plan, or if no copy exists, a written description thereof. All of the Company Plans are, and have been maintained and administered, in all material respects in compliance with all applicable requirements of ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), to the extent such Company Plans are subject to ERISA and the Code. Each Company Plan that is intended to be a qualified plan under Section 401(a) of the Code has received all necessary favorable determination letters from the Internal Revenue Service and, to the Company's knowledge, such Company Plans have not been operated in any way which would adversely affect their qualified status. As a result of the transactions contemplated by this Agreement, the Purchaser shall have no liability with respect to any Company Plan maintained by the Company or any trade or business under common control with the Company within the meaning of Section 414(b), (c) or (m) of the Code. Other than usual claims for benefits arising under the Company Plans in the normal course, there are no pending claims, and the transactions contemplated by this Agreement will not give rise to any material claims, suits or proceedings which might cause the Company to incur liability to any employee under any Company Plan, including any liability for severance payments to any employee or former employee of the Company, which may have a Material Adverse Effect after the Closing Date upon the Assets, the Division, the Business or the Purchaser.

     III.14 Title; Liens. At the Closing, Company will deliver to Purchaser one or more Forms UCC-2 -- Termination Statement from Wells Fargo Bank. At such time as the Termination Statements are properly filed with the appropriate state agency, the title to the Assets will be in each case free and clear of any Lien.

     III.15 Compliance with Laws. Except as set forth in Schedule 3.15, the Company (a) is in compliance with all, and not in violation of any, and has not received any claim or notice that it is not in compliance in any material respect with, or that it is in violation in any material respect of, any Law or Order to which the Business or any of the Assets (including the use thereof) are subject and (b) has not failed to obtain or to adhere to the requirements of any governmental permit, license, registration and other governmental consent or authorization necessary in connection with the Business or the Assets, which failure would have a Material Adverse Effect after the Closing Date on the Business, the Assets, the Division or Purchaser. The Company has advised Purchaser in writing of any proposed health or other law, rule or regulation which, to its knowledge, could reasonably be expected to have a Material Adverse Effect on the Business, the Division, the Assets or Purchaser on or which, to its knowledge, could reasonably be expected to require substantial new capital investments by Purchaser in the Business.

     III.16 Entire Business. The sale of the Assets to be sold by the Company to Purchaser pursuant to this Agreement will convey to Purchaser the entire Business of, and all of the tangible and intangible property used by, the Company (whether owned, leased or held under license by the Company, by any of the Company's Affiliates, Associates or by others, including, without limitation, any of the assets of the Business) in connection with the conduct of the Business as heretofore conducted by the Company. Except as disclosed in Schedule 3.16, there are no material facilities, services, assets or properties shared with any other Person which are used by the Company in the Business.

     III.17 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company directly with Purchaser without the intervention of any person on behalf of the Company in such manner as to give rise to any valid claim by any Person against Purchaser for a finder's fee, brokerage commission or similar payment, except to Ventana International, Ltd. ("Ventana"). All amounts so payable to Ventana shall be paid by Company.

     III.18    Environmental, Health and Safety Laws.

     (a) Each of the Company, and it's predecessors and Affiliates has complied with all Environmental, Health and Safety Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply. Without limiting the generality of the preceding sentence, each of the Company, and its predecessors and Affiliates has obtained and been in compliance with all of the terms and conditions of all permits, licenses, and other authorizations which are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all Environmental, Health and Safety Laws.

     (b) None of the Company or its Affiliates has any Liability (and none of the Company, and its respective predecessors and Affiliates has handled or disposed of any substance, arranged for the disposal of any substance, exposed any employee or other individual to any substance or condition, or owned or operated any property or facility in any manner that could form the basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of the Company and its Affiliates giving rise to any Liability) for damage to any site, location, or body of water (surface or subsurface), for any illness of or personal injury to any employee or other individual, or for any reason under any Environmental, Health, and Safety Law.

     (c) All properties and equipment used in the business of the Company, and its predecessors and Affiliates have been and are free of asbestos, PCB's, methylene chloride, trichloroethylene, 1,2-transdichloroethylene, dioxins, dibenzofurans, and Extremely Hazardous Substances.

     (d) Notwithstanding anything contained herein to the contrary, the Company shall not be deemed to be in breach of this Section 3.18 if the breach of any of the representations and warranties contained in Section 3.18(a), (b) and (c) does not have a Material Adverse Effect after the Closing upon the Assets, the Division, the Business or the Purchaser.

     III.19    Restrictions on Common Shares.  The Common Stock and

Additional Stock, if and when issued to the Company, will constitute "restricted securities" as that term is defined in Rule 144, as promulgated under the Securities Act of 1933, as amended (the "Act"), and as such may not be transferred except pursuant to an effective registration statement filed under the Act, or pursuant to a valid exemption from the registration requirements of the Act. Except as provided in the Registration Rights Agreement dated of even date herewith, the Purchaser has no obligation, whatsoever, to register the Common Stock or Additional Stock under the Act and has no present intention to so register the Common Stock or Additional Stock. The Common Stock and Additional Stock is being acquired by the Company for investment purposes only, solely for its own account, and without any present intention of participating directly or indirectly in the distribution or resale of all or any portion of the Common Stock or Additional Stock then being acquired. The following legend shall be placed upon the certificate or certificates representing the Common Stock or Additional Stock:

               The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of the Company's [Pen Interconnect, Inc.] counsel that registration is not required under said Act.

In addition, an appropriate legend for the State of California and a legend reflecting the redemption right of the Purchaser shall be placed upon the certificates. Buyer may place a "stop transfer order" regarding the Common Stock and Additional Stock with its transfer agent as appropriate to comply with the requirements of this Section 3.19.

     III.20 Securities. The Company is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Act. The Company acknowledges that Purchaser has delivered to it its Prospectus dated November 17, 1995, its Annual Report on Form 10-KSB for the fiscal year ended September 30, 1995 and its Quarterly Report on Form 10-QSB for the quarter ended December 31, 1995. The Company has had the opportunity to review and discuss the above-referenced documents with Purchaser and has had the opportunity to ask questions and make inquiries of representatives of Purchaser regarding Purchaser's financial condition, assets and operations and the Company has received satisfactory answers to such questions and inquiries.

     III.21 Disclosure. None of the representations, warranties or covenants contained in this Agreement, nor in any Schedule or Exhibit hereto contains or will contain an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading.

                           ARTICLE IV
          REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser represents and warrants to the Company with knowledge that Company is relying upon such representation and warranties in entering into this Agreement, and that the statements contained in this Article IV are correct and complete as of the date of this Agreement.

     IV.1 Organization and Capitalization. Purchaser is a corporation duly organized and validly existing and in good standing under the laws of the State of Utah and has all requisite corporate power and authority to (a) enter into this Agreement and to perform its obligations hereunder, (b) own, lease and operate its properties and assets as they are now owned, leased and operated and (c) carry on its business as now conducted.

     IV.2 Validity and Execution of Agreement. Purchaser has the full legal right, capacity and power and has all requisite corporate authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. The board of directors of Purchaser has approved the transactions contemplated pursuant to this Agreement and each of the other documents contemplated by this Agreement. This Agreement constitutes the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity.

     IV.3 No Conflict. Neither the execution and delivery of this Agreement by Purchaser nor the performance by Purchaser of the transactions contemplated hereby will: (a) violate or conflict with any of the provisions of the articles of incorporation or by-laws of Purchaser (or similar governing documents), (b) violate or conflict with any provisions of any Law or Order applicable to Purchaser; or (c) require any consent or approval by or filing or notice with any Governmental or Regulatory Body.

     IV.4 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Purchaser directly with the Company without the intervention of any Person on behalf of Purchaser in such manner as to give rise to any valid claim by any Person against the Company for a finder's fee, brokerage commission or similar payment.

     IV.5 Articles of Incorporation and Bylaws. The Purchaser has heretofore delivered to the Company true, correct and complete copies of its Articles of Incorporation and Bylaws or similar governing documents of the Purchaser as in full force and effect on the date hereof.

     IV.6 Delivery of Documents. The Purchaser has delivered to the Company its Prospectus dated November 17, 1995, its Annual Report on Form 10-KSB for the fiscal year ended September 30, 1995 and its quarterly report on Form 10-QSB for the quarter ended December 31, 1995. Each of these documents contain the information required to be included therein by applicable law and as to such required information do not contain any untrue statements of material fact or omit a material fact necessary to make the statements contained thereof not misleading.

     IV.7 Status of Shares. The Common Stock and Additional Stock when issued in accordance with the terms of this Agreement will be duly authorized, validly issued, fully paid and nonassessable and free of liens, encumbrances or preemptive lights contained in the Articles of Incorporation or Bylaws of Purchaser; provided, however, that the Common Stock and Additional Stock, if any, may be subject to restrictions on transfer under state and/or federal securities laws.

     IV.8 Disclosure. None of the representations, warranties or covenants contained in this Agreement, nor in any Schedule or Exhibit hereto made by Purchaser, contains or will contain any untrue statement of material fact or omits a material fact necessary to make the statements contained herein or therein not misleading.

                           ARTICLE V
              CONDITIONS PRECEDENT TO THE CLOSING

     V.1 Conditions Precedent to the Obligations of Purchaser to Complete the Closing. The obligations of Purchaser to enter into and complete the Closing are subject to the fulfillment at or prior to the Closing of the following conditions, any one or more of which may be waived by Purchaser:

          (a) Representations, Warranties and Covenants. The representations and warranties of the Company contained in this Agreement shall be true, complete and correct in all material respects.

          (b) Consents, Waivers, Licenses, Filings, etc. The consents, approvals, authorizations, licenses, registrations, declarations or filings listed on Schedule 3.3, if any, hereto shall have been obtained or made, as the case may be.

          (c) Third Party Consents. Except as otherwise waived by Purchaser, all consents, permits and approvals from parties to contracts or other agreements with the Company set forth on any Schedule to this Agreement, including, but not limited to, the Assignable Contracts, and any other material consent, permit or approval that may be required in connection with the performance by the Company of its obligations under this Agreement or the consummation of the transactions contemplated by this Agreement or the continuance of the Company's contracts or other agreements with Purchaser after the Closing shall have been obtained.

          (d) Injunction, etc. At the Closing, there shall not be any Order outstanding against any party hereto or Law promulgated that prevents consummation of the transactions contemplated by this Agreement or any of the conditions to the consummation of the transactions contemplated by this Agreement or would be likely to have any Material Adverse Effect on the Business or the Assets to be purchased hereunder.

          (e) Opinion of Counsel to the Company. Purchaser shall have been provided with an opinion of Brobeck Phleger & Harrison, counsel to the Company, in form and substance satisfactory to Purchaser and dated the date of the Closing.

          (f) Approval of Counsel to Purchaser. All actions and proceedings hereunder and all documents and other papers required to be delivered by the Company hereunder or in connection with the consummation of the transaction contemplated hereby and all other related matters shall have been approved by Parsons Behle & Latimer, counsel to Purchaser, as to their form and substance, which approval shall not be unreasonably withheld.

          (g) Conveyancing Documents. The Company shall have executed and delivered to Purchaser an Assignment and Assumption Agreement (an "Assignment and Assumption Agreement") in substantially the form of

Exhibit A hereto, and such further instruments and documents as may be reasonably requested by Purchaser in order to complete the transfer of the Assets to Purchaser and as may be necessary for the Purchaser's operation of the Business.

          (h) Sublease. Purchaser and the Company shall have executed a definitive agreement in form and substance satisfactory to both parties relating to Purchaser's sublease of space currently occupied by the Division in connection with the Business.

          (i) Investors' Rights Agreement. The Company shall have executed and delivered to Purchaser an Investors' Rights Agreement in form and substance satisfactory to both parties hereto.

     V.2 Conditions Precedent to the Obligations of the Company to Complete the Closing. The obligations of the Company to enter into and complete the Closing are subject to the fulfillment on or prior to the Closing, of the following conditions, any one or more of which may be waived by the Company:

          (a) Representations, Warranties and Covenants. The representations, warranties and covenants of Purchaser shall be true, complete and correct in all material respects.

          (b) Injunction, etc. At the Closing, there shall not be any Order outstanding against any party hereto or Law promulgated that prevents consummation of the transactions contemplated by this Agreement or any of the conditions to the consummation of the transaction contemplated by this Agreement or would be likely to have any Material Adverse Effect on the Business or the Assets to be purchased by Purchaser hereunder.

          (c) Opinion of Counsel to Purchaser. Purchaser shall have been provided with an opinion of Parsons Behle & Latimer, counsel to Purchaser, in form and substance satisfactory to the Company and dated the date of the Closing.

          (d) Delivery of Purchase Price. Purchaser shall have delivered to the Company the Cash Payment and a copy of the letter to American Stock Transfer, the Purchaser's transfer agent, which letter shall direct American Stock Transfer to deliver the Common Stock to the Company in accordance with Section 2.4(a) hereof.

          (e) Conveyancing Documents. Purchaser shall have executed and delivered to the Company the Assignment and Assumption Agreement.

          (f) Sublease. Purchaser and the Company shall have executed a definitive agreement in form and substance satisfactory to both parties relating to Purchaser's sublease of space currently occupied by the Division in connection with the Business.

          (g) Investors' Rights Agreement. The Company shall have executed and delivered to Purchaser an Investors' Rights Agreement in form and substance satisfactory to both parties hereto.

                           ARTICLE VI
                     POST-CLOSING COVENANTS

     The parties covenant to take the following actions after the Closing
Date:

     VI.1 Further Information. Following the Closing, each party will afford to the other party, its counsel and its accountants, during normal business hours, reasonable access to the books, records and other data of the Company or relating to the Business, the Assets, or the Assumed Liabilities in its possession with respect to periods prior to the Closing and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by the requesting party (a) to facilitate the investigation, litigation and final disposition of any claims which may have been or may be made against any party or its Affiliates and (b) for any other reasonable business purpose.

     VI.2 Record Retention. Each party agrees that for a period of not less than seven (7) years following the Closing Date, it shall not destroy or otherwise dispose of any of the Records relating to the Business, the Assets, the Assumed Liabilities, or the Company in its possession with respect to periods prior to the Closing. Each party shall have the right to destroy all or part of such Records after the seventh anniversary of the Closing Date or, at an earlier time by giving each other party hereto thirty (30) days prior written notice of such intended disposition and by offering to deliver to the other parties, at the other parties' expense, custody of such Records as such party may intend to destroy.

     VI.3 Transfer and Property Taxes. The Company agrees to pay all sales, use, transfer, real property transfer, recording, gains, stock transfer and other similar taxes and fees ("Transfer Taxes") arising out of or in connection with the transactions effected pursuant to this Agreement, and shall indemnify, defend and hold harmless Purchaser with respect to such Transfer Taxes. The Company shall file all necessary documentation and Tax Returns with respect to such Transfer Taxes. Personal property taxes assessed against the Assets for the year 1996 shall be prorated as of the Closing Date.

     VI.4 Post-Closing Assistance. The Company, on the one hand, and Purchaser, on the other hand, will provide each other with such assistance as may reasonably be requested in connection with the preparation of any Tax Return, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liability for Taxes, and each will retain and provide the requesting party with any records or information that may be reasonably relevant to such return, audit or examination, proceedings or determination. The party requesting assistance shall reimburse the other party for reasonable out-of-pocket expenses (other than salaries or wages of any employees of the parties) incurred in providing such assistance. Any information obtained pursuant to this Section 6.4 or pursuant to any other Section hereof providing for the sharing of information or the review of any Tax Return or other schedule relating to Taxes shall be kept confidential by the parties hereto.

     VI.5 Non-Compete.

          (a) Covenants Against Competition. The Company acknowledges that (i) the Company has developed the Business; and (ii) Purchaser would not purchase the Assets but for the agreements and covenants of the Company contained in this Section 6.5. Accordingly, the Company (for and on behalf of each of its Affiliates) covenants and agrees that:

               (i) The Company and its subsidiaries shall not directly or indirectly, for a period commencing on the Closing Date and terminating, on the date three (3) years following the Closing Date (the "Restricted Period") in the United States of America and Canada, (1) engage in any business, directly or as a partner, shareholder, member, principal, agent trustee, consultant or in any other similar relationship or capacity, which directly competes with the Business for the Company's or such subsidiary's own account; (2) render any services or sell any products which the Business sells or renders to any Person (other than Purchaser) engaged in such activities; or (3) provided, however, that notwithstanding the above the Company may own, directly or indirectly, solely as an investment, securities of the Purchaser and of any Person which are traded on any national securities exchange or NASDAQ if the Company (i) is not a controlling Person or a member of a group which controls such Person and (ii) does not, directly or indirectly, own 10% or more of any class of securities of such Person (other than the Purchaser).

               (ii) During and after the Restricted Period, the Company and each Affiliate shall keep secret and retain in strictest confidence, and shall not use for the benefit of itself or himself or others except in connection with the business and affairs of Purchaser and its Affiliates, all confidential information with respect to the Business and the Assets, or learned by the Company and each Affiliate heretofore or hereafter directly or indirectly from the Company or Purchaser, including, without limitation, information with respect to (a) prospective facilities, (b) sales figures, (c) profit or loss figures, and (d) customers, clients, suppliers, sources of supply and customer lists ("Confidential Company Information"), and shall not disclose such Confidential Company Information to anyone outside of Purchaser and its Affiliates except with Purchaser's express written consent and except for Confidential Company Information which (i) is at the time of receipt or thereafter becomes publicly known through no wrongful act of either of the Company or an Affiliate or (ii) is received from a third party not under an obligation to keep such information confidential and without breach of this Agreement.

               (iii) During the Restricted Period, the Company and each of its Affiliate shall not, directly or indirectly knowingly solicit or encourage to leave the employment of Purchaser, any employee of Purchaser or hire any employee who has left the employment of Purchaser after the date of this Agreement within six (6) months of the termination of such employee's employment with Purchaser, without the consent of the Purchaser, which consent will not be unreasonably withheld. Notwithstanding the above, the Company and each of its Affiliates shall not hire Alan Weaver, Tom Buxton, Mike Clary, Jeff Tucker and Mehrdad Mobasseri within three (3) years of the termination of such person's employment with Purchaser.

          (b) Rights and Remedies Upon Breach. If the Company or any Affiliate breaches, or threatens to commit a breach of, any of the provisions of Section 6.5 (the "Restrictive Covenants"), Purchaser shall have the following rights and remedies (upon compliance with any necessary prerequisites imposed by law upon the availability of such remedies), each of which rights and remedies shall be independent of the other and severally enforceable and shall not be affected by the provisions of Article VI, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to Purchaser under law or in equity:

               (i)  The right and remedy to have the Restrictive

Covenants specifically enforced (without posting any bond) by any court having equity jurisdiction, including, without limitation, the right to an entry against the Company or such Affiliate of restraining orders and injunctions (preliminary, mandatory, temporary and permanent) against violations, threatened or actual, and whether or not then continuing, of such covenants, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to Purchaser and that money damages will not provide adequate remedy to Purchaser.

               (ii) The right and remedy to require the Company or such Affiliate to account for and pay over to Purchaser all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by such person the result of any transactions constituting a breach of any of the Restrictive Covenants, and such person shall account for and pay over such Benefits to Purchaser.

          (c) Severability of Covenants. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

          (d) Blue-Pencilling. If any court determines that any of the Restrictive Covenants, or any part thereof, is unenforceable because of the duration of such provision or the area covered thereby, such court shall have the power to reduce the duration or area of such provisions and, in its reduced form, such provision shall then be enforceable and shall be enforced.

          (e) Enforceability in Jurisdictions. Purchaser and the Company and the Shareholders intend to and hereby confer jurisdiction to enforce the Restrictive Covenants upon the courts of any jurisdiction within the geographical scope of the Restrictive Covenants. If the courts of any one or more of such jurisdictions hold the Restrictive Covenants wholly unenforceable by reason of the breadth of such scope or otherwise, it is the intention of Purchaser and the Company and the Shareholders that such determination not bar or in any way affect Purchaser's right to the relief provided above in the courts of any other jurisdiction within the geographical scope of such Restrictive Covenants, as to breaches of such restrictive Covenants in such other respective jurisdictions, such Restrictive Covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants, subject, where appropriate, to the doctrine of res judicata.

     VI.6 Lease of Assets. The Purchaser agrees to reimburse the Company for the actual costs of leasing the equipment portions of the Assets subject to the Capital Lease between the Company and Capital Associates International, Inc. until such time as (i) a new lease agreement is obtained or assigned from the Lessor for such equipment, (ii) a sublease is executed and approved by the Lessor for such equipment, or (iii) Purchaser and Company make other arrangements to acquire the equipment. The Purchaser shall be required to maintain the equipment in good working condition, normal wear and tear excepted.

     VI.7 Delivery of Certificates. The Company will use its best efforts to provide the Purchaser with a sales tax clearance certificate from the State Board of Equalization and a certificate of no claims from the Economic Development Department in a commercially reasonable manner and time.

                          ARTICLE VII

                   SURVIVAL; INDEMNIFICATION

     VII.1 Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements of the Company and Purchaser contained in this Agreement will survive the Closing (a) 60 days after the expiration of all applicable statutes of limitation (including all periods of extension, whether automatic or permissive) with respect to the matters covered by the representations and warranties contained in Sections 3.1, 3.2, 3.3, 3.6, 3.7, 3.8, 3.9, 3.10, 3.12, 3.14, 3.15, 3.16, 3.17, 4.1, 4.2 and 4.3, (b) until the first anniversary of the Closing Date in the case of all other representations and warranties and any covenant or agreement to be performed on or prior to the Closing, or (c) with respect to each other covenant or agreement contained in this Agreement, until ninety (90) days following the last date on which such covenant or agreement is to be performed or, if no such date is specified, until the termination of the applicable statute of limitations provided, however, that any representation, warranty, covenant or agreement that would otherwise terminate in accordance with clause (a), (b) or (c) above will continue to survive, if a Claim Notice shall have been given under this Article VII on or prior to such termination date, until the related claim for indemnification has been satisfied or otherwise resolved as provided in this Article VII.

     VII.2 Indemnification of Purchaser. Subject to the limitations contained in this Article VII, the Company agrees to indemnify, defend and hold harmless Purchaser and its directors, officers, shareholders, partners, employees, successors and assigns from and against any and all losses, Liabilities (including punitive or exemplary damages and fines or penalties and any interest thereon), expenses (including fees and disbursements of counsel and expenses of investigation and defense), claims, liens or other obligations of any nature whatsoever (hereinafter individually, a "Loss" and collectively, "Losses") which, directly or indirectly, arise out of, result from or relate to (a) any inaccuracy in or any breach of any representation and warranty, or any breach of any covenant or agreement, of the Company contained in this Agreement or in any document or other papers delivered pursuant to this Agreement, (b) any liability or obligation of the Company which is not an Assumed Liability, (c) the failure of the Company to comply with any Bulk Sales or Transfer Laws or failure to comply with any other applicable laws, rules or regulations and Purchaser's waiver of compliance with such laws,
(d) the Company's misappropriation of trade secrets, or its infringement or alleged infringement of any patent, copyright, trademark, servicemark, or any other proprietary right of any Person, (e) any claims which arise from the operations of the Business by the Company prior to the Closing Date other than the Assumed Liabilities, (f) any obligations of the Company for claims under ERISA, and (g) violations of the Environmental, Health and Safety Laws prior to the Closing Date. Notwithstanding any other provision of this Agreement, the Company (i) shall have no obligation hereunder to provide indemnification for the first $100,000 of Losses ("Company's Basket Amount"), and (ii) shall have no liability for Losses from such claims if such amount is equal to or less than $2,000 for any single item ("Immaterial Claims"), provided, however, such Immaterial Claims do not apply to liabilities not assumed from items that arise from operation of the Business prior to December 31, 1995, and (iv) Purchaser agrees to offset from any claims pursuant to this Section 7.2 any Assumed Liabilities not paid or released by the creditor.

     VII.3 Indemnification of the Company. Subject to the limitations contained in this Article VII, Purchaser agrees to indemnify, defend and hold harmless the Company, its respective directors, officers, shareholders, partners, employees, successors and assigns from and against any and all Losses which, directly or indirectly, arise out of, result from or relate to (a) any inaccuracy in or any breach of any representation and warranty, or any breach of any covenant or agreement, of Purchaser contained in this Agreement or in any documents or other papers delivered pursuant to this Agreement, (b) any Assumed Liability assumed by Purchaser pursuant to Section 2.2, (c) operations of the Business by the Purchaser subsequent to the Closing Date, and (d) violations of the Environment, Health and Safety laws subsequent to the Closing Date. Notwithstanding any other provision of this Agreement, the Purchaser (i) shall have no obligation hereunder to provide indemnification for the first $100,000 of Losses ("Purchaser Basket Amount"), and (ii) shall have no liability for any Immaterial Claims.

     VII.4 Method of Asserting Claims. The party making a claim under this Article VII is referred to as the "Indemnified Party" and the party against whom such claims are asserted under this Article VII is referred to as the "Indemnifying Party." all claims by any Indemnified Party under this Article VII shall be asserted and resolved as follows:

          (a) In the event that any claim or demand for which an Indemnifying Party would be liable to an Indemnified Party hereunder is asserted against or sought to be collected from such Indemnified Party by a third party, said Indemnified Party shall with reasonable promptness notify in writing the Indemnifying Party of such claim or demand, specifying the basis for such claim or demand, and the amount or the estimated amount thereof to the extent then determinable (which estimate shall not be conclusive of the final amount of such claim and demand; the "Claim Notice"); provided, however, that any failure to give such Claim Notice will not be deemed a waiver of any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are actually prejudiced by such failure. The Indemnifying Party, upon request of the Indemnified Party, shall retain counsel (who shall be reasonably acceptable to the Indemnified Party) to represent the Indemnified Party and shall pay the reasonable fees and disbursements of such counsel with regard thereto' provided, however, that any Indemnified Party is hereby authorized prior to the date on which it receives written notice from the Indemnifying Party designating such counsel, to retain counsel, whose fees and expenses shall be at the expense of the Indemnifying Party, to file any motion, answer or other pleading and take such other action which it reasonably shall deem necessary to protect its interests or those of the Indemnifying Party until the date on which the Indemnified Party receives such notice from the Indemnifying Party. After the Indemnifying Party shall retain such counsel, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (x) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (y) the named parties of any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not, in connection with any proceedings or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one such firm for the Indemnified Party (except to the extent the Indemnified Party retained counsel to protect its (or the Indemnifying Party's) rights prior to the selection of counsel by the Indemnifying Party.) If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in contesting any claim or demand which the Indemnifying Party defends. A claim or demand may not be settled by the Indemnifying Party without the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld) unless, as part of such settlement, the Indemnified Party shall receive a full and unconditional release reasonably satisfactory to the Indemnified Party.

          (b) In the event any Indemnified Party shall have a claim against any Indemnifying Party hereunder which does not involve a claim or demand being asserted against or sought to be collected from it by a third party, the Indemnified Party shall send a Claim Notice with respect to such claim to the Indemnifying Party.

          (c) After delivery of a Claim Notice, so long as any right to indemnification exists pursuant to this Article VII, the affected parties each agree to retain all Books and Records related to such Claim Notice. In each instance, the Indemnified Party shall have the right to be kept fully informed by the Indemnifying Party and its legal counsel with respect to any legal proceedings. Any information or documents made available to any party hereunder and designated as confidential by the party providing such information or documents and which is not otherwise generally available to the public and not already within the knowledge of the party to whom the information is provided (unless otherwise covered by the confidentiality provision of any other agreement among the parties hereto, or any of them), and except as may be required by applicable law, shall not be disclosed to any third Person (except for the representatives of the party being provided with information, in which event the party being provided with the information shall request its representatives not to disclose any such information which it otherwise required hereunder to be kept confidential).

                          ARTICLE VIII
                         MISCELLANEOUS

     VIII.1 Expenses. Each of the parties hereto shall pay its own expenses (including, without limitation, attorney's and accountants' fees and out-of-pocket expenses) incidental to this Agreement and the transactions contemplated hereby, except that the Company will reimburse the Purchaser for actual accountants' fees and out-of-pocket expenses of Grant Thornton in completing an audit of the financial statements of the Division for the three-year period ended December 31, 1995, 1994 and 1993; provided, however, in no event shall such reimbursement of fees and out-of-pocket expenses exceed $30,000.

     VIII.2 Further Assurances. At any time and from time to time after the Closing Date at the request of Purchaser, and without further consideration, the Company will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as Purchaser may reasonably deem necessary or desirable in order to transfer, convey and assign more effectively to Purchaser, the Assets to put Purchaser in actual possession and operating control of the Business and to assist Purchaser in exercising all rights with respect thereto.

     VIII.3 Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be given personally, telegraphed, telexed, sent by facsimile transmission or sent by prepaid air courier or certified, registered or express mail, postage prepaid. Any such notice shall be deemed to have been given (a) when received, if delivered in person, telegraphed, telexed, sent by facsimile transmission and confirmed in writing within three (3) Business Days thereafter or sent by prepaid air courier or (b) three (3) Business Days following the mailing thereof, if mailed by certified first class mail, postage prepaid, return receipt requested, in any such case as follows (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 8.3):

     If to the Company:

          The Cerplex Group, Inc.
          1382 Bell Avenue
          Tustin, California  92680
          Attention:  James T. Schraith

     With a copy to:

          Brobeck Phleger & Harrison LLP
          4675 MacArthur Court
          Newport Beach, California  92660-1846
          Attention:  Frederic A. Randall, Jr.

     If to Purchaser:
          Pen Interconnect, Inc.
          2351 South 2300 West
          Salt Lake City, Utah  84119
          Attention:     James S. Pendleton & Wayne R. Wright

     With a copy to:
          Parsons Behle & Latimer
          201 South Main Street, Suite 1800
          Salt Lake City, Utah  84111
          Attention:     Stuart A. Fredman & Scott R. Carpenter

     VIII.4 Publicity. No public release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by Purchaser and the Company; provided, however, that either party hereto may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing party will use its reasonable efforts to advise the other party prior to making the disclosure).

     VIII.5 Entire Agreement. This Agreement (including the Exhibits and Schedules) and the agreements, certificates and other documents delivered pursuant to this Agreement contain the entire agreement among the parties with respect to the transactions described herein, and supersede all prior agreements, written or oral, with respect thereto.

     VIII.6 Waivers and Amendments. This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. The rights and remedies of any parties based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties as to which there is no inaccuracy or breach).

     VIII.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law.

     VIII.8 Binding Effect; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement is not assignable by any party hereto without the prior written consent of the other parties hereto except by operation of law and any other purported assignment shall be null and void; however, that Purchaser may assign this Agreement without the consent of the other parties hereto to any lender to Purchaser.

     VIII.9 Variations in Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     VIII.10 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may constitute a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     VIII.11 Exhibits and Schedules. The Exhibits and Schedules are a part of this Agreement as if fully set forth herein. All references herein to Sections, subsections, clauses, Exhibits and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

     VIII.12 Effect of Disclosure on Schedules. Any item disclosed on any Schedule to this Agreement shall only be deemed to be disclosed in connection with (a) the specific representation and warranty to which such Schedule is expressly referenced, (b) any specific representation and warranty which expressly cross-references such Schedule and (c) any specific representation and warranty to which any other Schedule to this Agreement is expressly referenced if such other Schedule expressly cross-references such Schedule.

     VIII.13 Headings. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

     VIII.14 Severability of Provisions. If any provision or any portion of any provision of this Agreement or the application of such provision or any portion thereof to any Person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

     VIII.15 Arbitration. Any dispute arising under or pursuant to or affecting the subject matter of this Agreement shall be resolved in arbitration in Los Angeles, California under the arbitration provisions of the California Code of Civil Procedure Sections 1282 through 1284.
Any judgment upon the award may be confirmed and entered in any court having jurisdiction thereof. The arbitrator(s) shall be required to, in all determinations, apply California law. Further, the arbitrator(s) are afforded the jurisdiction to provide and order all provisional remedies, including, without limitation, injunctive relief, writs for recovery or possession or such similar relief as may be necessary to protect the interests of either of the parties or their property rights. In the event that it is determined that the arbitrator(s) do not have the jurisdiction to grant those remedies conferred upon them by this provision and requested by the parties, then such remedies shall be reserved to a court of competent jurisdiction. The prevailing party in said arbitration shall be awarded by the arbitrator(s) the costs of arbitration (inclusive of the arbitrator(s)' fees and costs), as allocated by the arbitrator(s).

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              PEN INTERCONNECT, INC.


                              By:      /s/    James S. Pendleton

                              Its:     CEO and Director


                              THE CERPLEX GROUP, INC.


                              By:    /s/  James T. Schraith

                              Its:     President and CEO

EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT dated the 1st day of April 1996, between , Pen Interconnect, Inc. a Utah Corporation, hereinafter called
the "Company", and JAMES S PENDLETON   , hereafter called the Employee.
                           WITNESSETH:
     WHEREAS, Company desires to obtain the Employee's experience and abilities in the business of the Company; and
     WHEREAS, the Employee desires to accept such engagement upon the terms and conditions herein after set forth,
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed as follows:
         1. EMPLOYMENT- Company hereby engages the Employee and the Employee hereby accepts employment upon the terms and conditions hereinafter set forth.
         2. TERM - Subject to the provisions for termination as hereafter provided, the term of this Agreement shall be for a minimum period of FIVE YEARS, beginning on the first day of APRIL, 1996. The term of this Agreement may be extended for ONE additional year, upon the mutual agreement of the parties.
         3. COMPENSATION - As compensation for all services rendered by Employee under this agreement, Company shall pay Employee an annual
salary determined as follows:                       (A)  Employee shall
receive an initial base salary of $139,000      per year, payable at
least monthly in equal installments in accordance with the company's regular payroll schedule retroactive to January 1, 1996. Such amount may be adjusted as approved by the Board of Directors of the Company.
             (B) Employee shall also receive additional commission and bonuses, as are approved and awarded by the Board of Directors of the
Company  per exhibit A attached.           4. FRINGE BENEFITS - (A)
Company shall provide a three weeks paid vacation each year to Employee. Unused vacation time will accrue and may be carried over to one succeeding year.
                (A)  The Company shall provide the Employee with a   car
allowance of a minimum of $600.00   per month, for his / her use in
connection with his/her employment.  The Company agrees to pay all minor
operating costs (gas,oil,wash and minor repairs).   The employee will be
responsible for (insurance, tires, taxes and registration and all major repairs) associated with the use of the automobile.
(B) The Employee shall continue to participate as a member of the Company's major group insurance plan with the employee paying $ 40.00 of the monthly premium.
                (C)  The Company shall provide and pay for the Life
Insurance covering the life of the Employee as described on   Exhibit B.




page 2

                (D) The Company shall provide Deferred Compensation and Salary Continuation Plans to the employee as described on Exhibit C attached.
           5. DUTIES - The Employee is engaged for the purpose of performing services for the company with specific work in the management of the company as described in Exhibit D.
           6. TERMINATION - (a) The Company may terminate the Employee's employment under this Agreement for cause at any time during the term of this agreemen1t. As used in this paragraph 6, the term "cause" shall be defined as the Employee's (i) wilful misconduct, (ii) fraud, (iii) misappropriation, (iv) embezzlement, (v) failure to abide by any codes of conduct adopted by the Employer, (vi) failure to follow the Employer's lawful orders and directives, (vii) failure to meet performance standards or conduct generally applicable to similarly situated employees of the employer, (viii) conviction of a felony, (ix) breach or threatened breach of any confidentiality or non-competition agreement between the Employee and the Company,or (x) conduct which impairs or damages, or tends to impair or damage, the reputation of the company. In the event of any termination pursuant 6(a), the Company shall be obligated to pay the Employee only such compensation as shall be accrued to the Employee up to and including the date upon which such termination becomes effective. No notice period shall be required to terminate the Employee under the provisions of this paragraph 6(a).
(b) The Employee may terminate this agreement with cause upon ten (10) days written notice to the Company, unless during such ten (10) day period the cause for such termination shall be cured by the Company. As used in this paragraph 6(b), the term "cause" shall be defined as the Company's inability or refusal to comply with or perform its obligations and duties hereunder , including specifically, the payment of any compensation due the Employee hereunder and any illegal act or willful mis conduct by the employer. In the event of any termination pursuant to the terms of this paragraph 6(b), the Company shall be obligated to pay the Employee the compensation which shall have accrued to the Employee up to and including the date upon which such termination becomes effective.
(c) The Employee and the Company may terminate this agreement at any time upon their mutual agreement.
        7. STOCK OPTIONS-- Stock options may be granted by the company to the employee as approved by the Board of Directors.
        8. NON COMPETITION--   Employee acknowledges and agrees that he
is being employed in a confidential position and, as a consequence will have complete access to and knowledge of Company's marketing techniques, customers, potential customers, and the Company's strategy concerning new markets, and inasmuch as Employee recognizes and agrees that the development of said customers, potential customers, and markets is an will be mainly the result of the Company's efforts the Employee covenants and agrees to with the Company, its successors or assigns, that for the term of this Agreement, and for a period of 18 months from the date of termination page 3

hereof, he will not engage in or participate in, either directly or indirectly, or be employed by or in any connection with, or furnish any information concerning the Company's business to any similar business that Pen is engaged in at the time of termination for a period of (18) months from the date of termination hereof. If the termination of employee is because of an illegal act or willful misconduct by the employer or termination because of a merger or buy out then the waiting period will be waived.
        9. CONFIDENTIALITY- Employee understands, recognizes and acknowledges that, as a consequence of the performance of his duties hereunder, he may receive notice or knowledge of, or have disclosed to him, certain Confidential Information , as defined below, of the Company. Employee understands, acknowledges and agrees that the Confidential Information is proprietary and secret and agrees to respect the confidentiality and secrecy of the same. Employee also understands, agrees and acknowledges that all Confidential Information is the property of the Company. Except as lawfully authorized or as may be expressly and specifically required in the performance of Employees's responsibilities to the Company hereunder, Employee agrees not to directly or indirectly disclose, reveal, report,publish or transfer possession of, or access to any Confidential Information to any person or entity. Employee further agrees to disclose promptly and fully to the company any information which qualifies as Confidential hereunder, and agrees to turn over or return to the Company any and all Confidential Information in the Employee's possession or control upon the request of the Company or upon the termination of the Employee's and the Company employment relationship. As used herein, the term "Confidential Information" shall include all intellectual property or information which is proprietary to the Company or which is submitted or disclosed to the Company by a third party under obligations of secrecy or confidentiality or which is not exempted by amendment to this Agreement. Confidential Information (whether or not reduced to writing and in any and all stages of development) shall include, but shall not be limited to, discoveries, ideas, inventions, designs, concepts, drawings, specifications, techniques, models, data, software, documentation, diagrams, flow charts, research, development, processes, procedures, works of authorship, formulas, improvements, trade secrets, know-how, marketing techniques, marketing and development plans, product plans, customer names and addresses, names and financial information, information relating to the Company's customers or their financial position or marketing plans, strategies, forecasts, pricing, policies, and any tangible article which embodies such Confidential Information.
     10. INTELLECTUAL PROPERTY- As to any inventions, ideas discoveries improvements, ideas, devices, writings or other intellectual property ( hereafter collectively referred to as "INVENTIONS") made by the Employee during the term of his employment, solely of jointly with others, which are made with the Employer's equipment, supplies, facilities, trade secrets, or time, or which relate to the of the Employer, or the Employer's page 4
actual of demonstrably anticipated research or development, or the Employee actual or demonstrably anticipated research or development, or any other device directly related to the Employee's business, or which result from any work performed by the Employee for the Employer, the Employee agrees that such Inventions shall be the sole and exclusive property of the Employer and he promises to assign such Inventions to the Employer and to cooperate with the Employer to obtain patents or copyrights on such Inventions for the Employer in the United States and all foreign countries. The Employee also agrees that the Employer shall have the right to keep such Inventions as trade secrets, if the Employer so chooses.

        10. WAIVER OF BREACH- The waiver of either party of a breach of any provision of this Agreement by either party shall not operate or be construed as a waiver of any subsequent breach by said party.
        11. ASSIGNMENT- The rights and obligations of the Company under this agreement shall inure to the benefit of and shall be binding upon the successors and assigns of Company.

        12. INDEMNIFICATION- The Company agrees to indemnify and hold harmless the Employee for any contractual liability, including any personal guarantee to a financial institution as part of any loan to the Company, or any other liability incurred by Employee as a result of his employment by or association with the Company. The Company shall pay all legal costs and expenses necessary to defend any contractual obligations, personal guarantees or other liabilities associated with the Employee's employment by or association with the Company.
        13. GOVERNING LAW- This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Utah.
        14. INJUNCTIVE RELIEF- Upon a breach or threatened breach by Employee of any of the provisions of Paragraphs 8 and 9 of this Agreement, the Company shall be entitled to an injunctions restraining Employee from such breach. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies for such breach or threatened breach, including recovery of damages from Employee

        15. SEVERABILITY- It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision or portion of this Agreement shall be adjudicated to be invalid or unenforceable, this Agreement shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this Section in the particular jurisdiction in which such adjudication is made.





page 5


           16.  ASSIGNMENT-   The Company may assign its rights and
obligations under this Agreement to any affiliate of the Company or to any acquire of substantially all of the business of he Company, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by or against any such assignee. Neither this agreement nor any rights or duties hereunder may be signed by or delegated by employee.
           17.  ENTIRE AGREEMENT-   This Agreement sets forth the entire
agreement and understanding of the parties and supersedes all prior understandings, agreements or representations by or between the parties, whether written or oral, which relate in any way to the subject matter hereof.
           18. AMENDMENT-    No provision of this Agreement shall be
altered, amended, revoked, or waived except by an instrument in writing signed by the party sought to be charged with such amendment, revocation or waiver.
           19.  BINDING EFFECT-   Except as otherwise provided herein,
this Agreement shall be binding upon and shall inure to the benefit of the parties hereunto and their respective legal representatives, heirs, successors and assigns.








       IN WITNESS WHEREOF, the parties have executed this agreement as of date first written.

PEN INTERCONNECT,INC.

  /s/ Wayne R. Wright          /s/ James S. Pendleton
- -----------------------        ----------------------
WAYNE R. WRIGHT
EXECUTIVE V.P. AND CFO              EMPLOYEE








EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT dated the 1st day of April 1996, between , Pen Interconnect, Inc. a Utah Corporation, hereinafter called the "Company", and WAYNE R. WRIGHT , hereafter called the Employee.
                           WITNESSETH:
     WHEREAS, Company desires to obtain the Employee's experience and abilities in the business of the Company; and
     WHEREAS, the Employee desires to accept such engagement upon the terms and conditions herein after set forth,
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed as follows:
     1. EMPLOYMENT- Company hereby engages the Employee and the Employee hereby accepts employment upon the terms and conditions hereinafter set forth.
     2. TERM - Subject to the provisions for termination as hereafter provided, the term of this Agreement shall be for a minimum period of
FIVE YEARS, beginning on the first day of APRIL, 1996. The term of this Agreement may be extended for ONE additional year, upon the mutual agreement of the parties.
     3. COMPENSATION - As compensation for all services rendered by Employee under this agreement, Company shall pay Employee an annual salary determined as follows:
            (A) Employee shall receive an initial base salary of $ 95,000 per year, payable at least monthly in equal installments in accordance with the company's regular payroll schedule retroactive to January 1, 1996.
Such amount may be adjusted as approved by the Board of Directors of the
Company.
             (B) Employee shall also receive additional commission and bonuses, as are approved and awarded by the Board of Directors of the
Company  per exhibit A attached.      4. FRINGE BENEFITS - (A) Company
shall provide a three weeks paid vacation each year to Employee. Unused vacation time will accrue and may be carried over to one succeeding year.
(A)  The Company shall provide the Employee with a   car allowance of a
minimum of $600.00   per month, for his / her use in connection with
his/her employment.  The Company agrees to pay all minor operating costs
(gas,oil,wash and minor repairs).   The employee will be responsible for
(insurance, tires, taxes and registration and all major repairs)
associated with the use of the automobile.                           (B)
The Employee shall continue to participate as a member of the Company's major group insurance plan with the employee paying $ 40.00 of the monthly premium.
             (C)  The Company shall provide and pay for the Life
Insurance covering the life of the Employee as described on   Exhibit B.




page 2

             (D) The Company shall provide Deferred Compensation and Salary Continuation Plans to the employee as described on Exhibit C attached.
           5. DUTIES - The Employee is engaged for the purpose of performing services for the company with specific work in the management of the company as described in Exhibit D.
           6. TERMINATION - (a) The Company may terminate the Employee's employment under this Agreement for cause at any time during the term of this agreemen1t. As used in this paragraph 6, the term "cause" shall be defined as the Employee's (i) wilful misconduct, (ii) fraud, (iii) misappropriation, (iv) embezzlement, (v) failure to abide by any codes of conduct adopted by the Employer, (vi) failure to follow the Employer's lawful orders and directives, (vii) failure to meet performance standards or conduct generally applicable to similarly situated employees of the employer, (viii) conviction of a felony, (ix) breach or threatened breach of any confidentiality or non-competition agreement between the Employee and the Company,or (x) conduct which impairs or damages, or tends to impair or damage, the reputation of the company. In the event of any termination pursuant 6(a), the Company shall be obligated to pay the Employee only such compensation as shall be accrued to the Employee up to and including the date upon which such termination becomes effective. No notice period shall be required to terminate the Employee under the provisions of this paragraph 6(a).
(b) The Employee may terminate this agreement with cause upon ten (10) days written notice to the Company, unless during such ten (10) day period the cause for such termination shall be cured by the Company. As used in this paragraph 6(b), the term "cause" shall be defined as the Company's inability or refusal to comply with or perform its obligations and duties hereunder , including specifically, the payment of any compensation due the Employee hereunder and any illegal act or willful mis conduct by the employer. In the event of any termination pursuant to the terms of this paragraph 6(b), the Company shall be obligated to pay the Employee the compensation which shall have accrued to the Employee up to and including the date upon which such termination becomes effective.
(c) The Employee and the Company may terminate this agreement at any time upon their mutual agreement.
        7. STOCK OPTIONS-- Stock options may be granted by the company to the employee as approved by the Board of Directors.
        8. NON COMPETITION--   Employee acknowledges and agrees that he
is being employed in a confidential position and, as a consequence will have complete access to and knowledge of Company's marketing techniques, customers, potential customers, and the Company's strategy concerning new markets, and inasmuch as Employee recognizes and agrees that the development of said customers, potential customers, and markets is an will be mainly the result of the Company's efforts the Employee covenants and agrees to with the Company, its successors or assigns, that for the term of this Agreement, and for a period of 18 months from the date of termination page 3

hereof, he will not engage in or participate in, either directly or indirectly, or be employed by or in any connection with, or furnish any information concerning the Company's business to any similar business that Pen is engaged in at the time of termination for a period of (18) months from the date of termination hereof. If the termination of employee is because of an illegal act or willful misconduct by the employer or termination because of a merger or buy out then the waiting period will be waived.
        9. CONFIDENTIALITY- Employee understands, recognizes and acknowledges that, as a consequence of the performance of his duties hereunder, he may receive notice or knowledge of, or have disclosed to him, certain Confidential Information , as defined below, of the Company. Employee understands, acknowledges and agrees that the Confidential Information is proprietary and secret and agrees to respect the confidentiality and secrecy of the same. Employee also understands, agrees and acknowledges that all Confidential Information is the property of the Company. Except as lawfully authorized or as may be expressly and specifically required in the performance of Employees's responsibilities to the Company hereunder, Employee agrees not to directly or indirectly disclose, reveal, report,publish or transfer possession of, or access to any Confidential Information to any person or entity. Employee further agrees to disclose promptly and fully to the company any information which qualifies as Confidential hereunder, and agrees to turn over or return to the Company any and all Confidential Information in the Employee's possession or control upon the request of the Company or upon the termination of the Employee's and the Company employment relationship. As used herein, the term "Confidential Information" shall include all intellectual property or information which is proprietary to the Company or which is submitted or disclosed to the Company by a third party under obligations of secrecy or confidentiality or which is not exempted by amendment to this Agreement. Confidential Information (whether or not reduced to writing and in any and all stages of development) shall include, but shall not be limited to, discoveries, ideas, inventions, designs, concepts, drawings, specifications, techniques, models, data, software, documentation, diagrams, flow charts, research, development, processes, procedures, works of authorship, formulas, improvements, trade secrets, know-how, marketing techniques, marketing and development plans, product plans, customer names and addresses, names and financial information, information relating to the Company's customers or their financial position or marketing plans, strategies, forecasts, pricing, policies, and any tangible article which embodies such Confidential Information.
     10. INTELLECTUAL PROPERTY- As to any inventions, ideas discoveries improvements, ideas, devices, writings or other intellectual property ( hereafter collectively referred to as "INVENTIONS") made by the Employee during the term of his employment, solely of jointly with others, which are made with the Employer's equipment, supplies, facilities, trade secrets, or time, or which relate to the of the Employer, or the Employer's page 4
actual of demonstrably anticipated research or development, or the Employee actual or demonstrably anticipated research or development, or any other device directly related to the Employee's business, or which result from any work performed by the Employee for the Employer, the Employee agrees that such Inventions shall be the sole and exclusive property of the Employer and he promises to assign such Inventions to the Employer and to cooperate with the Employer to obtain patents or copyrights on such Inventions for the Employer in the United States and all foreign countries. The Employee also agrees that the Employer shall have the right to keep such Inventions as trade secrets, if the Employer so chooses.

          10. WAIVER OF BREACH- The waiver of either party of a breach of any provision of this Agreement by either party shall not operate or be construed as a waiver of any subsequent breach by said party.
          11. ASSIGNMENT- The rights and obligations of the Company under this agreement shall inure to the benefit of and shall be binding upon the successors and assigns of Company.

          12. INDEMNIFICATION- The Company agrees to indemnify and hold harmless the Employee for any contractual liability, including any personal guarantee to a financial institution as part of any loan to the Company, or any other liability incurred by Employee as a result of his employment by or association with the Company. The Company shall pay all legal costs and expenses necessary to defend any contractual obligations, personal guarantees or other liabilities associated with the Employee's employment by or association with the Company.
         13. GOVERNING LAW- This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Utah.
         14. INJUNCTIVE RELIEF- Upon a breach or threatened breach by Employee of any of the provisions of Paragraphs 8 and 9 of this Agreement, the Company shall be entitled to an injunctions restraining Employee from such breach. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies for such breach or threatened breach, including recovery of damages from Employee

         15. SEVERABILITY- It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision or portion of this Agreement shall be adjudicated to be invalid or unenforceable, this Agreement shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this Section in the particular jurisdiction in which such adjudication is made.





page 5


            16.  ASSIGNMENT-   The Company may assign its rights and
obligations under this Agreement to any affiliate of the Company or to any acquire of substantially all of the business of he Company, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by or against any such assignee. Neither this agreement nor any rights or duties hereunder may be signed by or delegated by employee.
           17.  ENTIRE AGREEMENT-   This Agreement sets forth the
entire agreement and understanding of the parties and supersedes all prior understandings, agreements or representations by or between the parties, whether written or oral, which relate in any way to the subject matter hereof.
           18. AMENDMENT-    No provision of this Agreement shall be
altered, amended, revoked, or waived except by an instrument in writing signed by the party sought to be charged with such amendment, revocation or waiver.
           19.  BINDING EFFECT-   Except as otherwise provided herein,
this Agreement shall be binding upon and shall inure to the benefit of the parties hereunto and their respective legal representatives, heirs, successors and assigns.








       IN WITNESS WHEREOF, the parties have executed this agreement as of date first written.

PEN INTERCONNECT,INC.

 /s/ James S. Pendleton            /s/ Wayne R. Wright
- --------------------------       --------------------------
    JAMES S PENDLETON
    PRESIDENT AND CEO               EMPLOYEE









EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT dated the 1st day of April 1996, between , Pen Interconnect, Inc. a Utah Corporation, hereinafter called the "Company", and ROBERT D. DEFOREST SR., hereafter called the Employee.
                           WITNESSETH:
     WHEREAS, Company desires to obtain the Employee's experience and abilities in the business of the Company; and
     WHEREAS, the Employee desires to accept such engagement upon the terms and conditions herein after set forth,
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed as follows:
         1. EMPLOYMENT- Company hereby engages the Employee and the
Employee hereby accepts employment upon the terms and conditions hereinafter set forth.
         2. TERM - Subject to the provisions for termination as hereafter provided, the term of this Agreement shall be for a minimum period of
FIVE YEARS, beginning on the first day of APRIL, 1996. The term of this Agreement may be extended for ONE additional year, upon the mutual agreement of the parties.
         3. COMPENSATION - As compensation for all services rendered by Employee under this agreement, Company shall pay Employee an annual salary determined as follows:
            (A) Employee shall receive an initial base salary of $ 85,000 per year, payable at least monthly in equal installments in accordance with the company's regular payroll schedule retroactive to January 1, 1996. Such amount may be adjusted as approved by the Board of Directors of the Company.
             (B) Employee shall also receive additional commission and bonuses, as are approved and awarded by the Board of Directors of the Company per exhibit A attached.
4. FRINGE BENEFITS - (A) Company shall provide a three weeks paid vacation each year to Employee. Unused vacation time will accrue and may be carried over to one succeeding year.
             (A)  The Company shall provide the Employee with a
car allowance of a minimum of $550.00   per month, for
his / her use in connection with his/her employment.  The Company agrees
to pay all minor operating costs (gas,oil,wash and minor repairs).   The
employee will be responsible for (insurance, tires, taxes and registration and all major repairs) associated with the use of the automobile.
             (B)  The Employee shall continue
to participate as a member of the Company's major  group insurance plan with the employee paying $ 40.00 of the monthly premium.
             (C)  The Company shall provide and pay for the Life
Insurance covering the life of the Employee as described on   Exhibit B.




page 2

              (D) The Company shall provide Deferred Compensation and Salary Continuation Plans to the employee as described on Exhibit C attached.
           5. DUTIES - The Employee is engaged for the purpose of performing services for the company with specific work in the management of the company as described in Exhibit D.
           6. TERMINATION - (a) The Company may terminate the Employee's employment under this Agreement for cause at any time during the term of this agreemen1t. As used in this paragraph 6, the term "cause" shall be defined as the Employee's (i) wilful misconduct, (ii) fraud, (iii) misappropriation, (iv) embezzlement, (v) failure to abide by any codes of conduct adopted by the Employer, (vi) failure to follow the Employer's lawful orders and directives, (vii) failure to meet performance standards or conduct generally applicable to similarly situated employees of the employer, (viii) conviction of a felony, (ix) breach or threatened breach of any confidentiality or non-competition agreement between the Employee and the Company,or (x) conduct which impairs or damages, or tends to impair or damage, the reputation of the company. In the event of any termination pursuant 6(a), the Company shall be obligated to pay the Employee only such compensation as shall be accrued to the Employee up to and including the date upon which such termination becomes effective. No notice period shall be required to terminate the Employee under the provisions of this paragraph 6(a).
(b) The Employee may terminate this agreement with cause upon ten (10) days written notice to the Company, unless during such ten (10) day period the cause for such termination shall be cured by the Company. As used in this paragraph 6(b), the term "cause" shall be defined as the Company's inability or refusal to comply with or perform its obligations and duties hereunder , including specifically, the payment of any compensation due the Employee hereunder and any illegal act or willful mis conduct by the employer. In the event of any termination pursuant to the terms of this paragraph 6(b), the Company shall be obligated to pay the Employee the compensation which shall have accrued to the Employee up to and including the date upon which such termination becomes effective.
(c) The Employee and the Company may terminate this agreement at any time upon their mutual agreement.
        7. STOCK OPTIONS-- Stock options may be granted by the company to the employee as approved by the Board of Directors.
        8. NON COMPETITION--   Employee acknowledges and agrees that he
is being employed in a confidential position and, as a consequence will have complete access to and knowledge of Company's marketing techniques, customers, potential customers, and the Company's strategy concerning new markets, and inasmuch as Employee recognizes and agrees that the development of said customers, potential customers, and markets is an will be mainly the result of the Company's efforts the Employee covenants and agrees to with the Company, its successors or assigns, that for the term of this Agreement, and for a period of 18 months from the date of termination page 3

hereof, he will not engage in or participate in, either directly or indirectly, or be employed by or in any connection with, or furnish any information concerning the Company's business to any similar business that Pen is engaged in at the time of termination for a period of (18) months from the date of termination hereof. If the termination of employee is because of an illegal act or willful misconduct by the employer or termination because of a merger or buy out then the waiting period will be waived.
        9. CONFIDENTIALITY- Employee understands, recognizes and acknowledges that, as a consequence of the performance of his duties hereunder, he may receive notice or knowledge of, or have disclosed to him, certain Confidential Information , as defined below, of the Company. Employee understands, acknowledges and agrees that the Confidential Information is proprietary and secret and agrees to respect the confidentiality and secrecy of the same. Employee also understands, agrees and acknowledges that all Confidential Information is the property of the Company. Except as lawfully authorized or as may be expressly and specifically required in the performance of Employees's responsibilities to the Company hereunder, Employee agrees not to directly or indirectly disclose, reveal, report,publish or transfer possession of, or access to any Confidential Information to any person or entity. Employee further agrees to disclose promptly and fully to the company any information which qualifies as Confidential hereunder, and agrees to turn over or return to the Company any and all Confidential Information in the Employee's possession or control upon the request of the Company or upon the termination of the Employee's and the Company employment relationship. As used herein, the term "Confidential Information" shall include all intellectual property or information which is proprietary to the Company or which is submitted or disclosed to the Company by a third party under obligations of secrecy or confidentiality or which is not exempted by amendment to this Agreement. Confidential Information (whether or not reduced to writing and in any and all stages of development) shall include, but shall not be limited to, discoveries, ideas, inventions, designs, concepts, drawings, specifications, techniques, models, data, software, documentation, diagrams, flow charts, research, development, processes, procedures, works of authorship, formulas, improvements, trade secrets, know-how, marketing techniques, marketing and development plans, product plans, customer names and addresses, names and financial information, information relating to the Company's customers or their financial position or marketing plans, strategies, forecasts, pricing, policies, and any tangible article which embodies such Confidential Information.
     10. INTELLECTUAL PROPERTY- As to any inventions, ideas discoveries improvements, ideas, devices, writings or other intellectual property ( hereafter collectively referred to as "INVENTIONS") made by the Employee during the term of his employment, solely of jointly with others, which are made with the Employer's equipment, supplies, facilities, trade secrets, or time, or which relate to the of the Employer, or the Employer's page 4
actual of demonstrably anticipated research or development, or the Employee actual or demonstrably anticipated research or development, or any other device directly related to the Employee's business, or which result from any work performed by the Employee for the Employer, the Employee agrees that such Inventions shall be the sole and exclusive property of the Employer and he promises to assign such Inventions to the Employer and to cooperate with the Employer to obtain patents or copyrights on such Inventions for the Employer in the United States and all foreign countries. The Employee also agrees that the Employer shall have the right to keep such Inventions as trade secrets, if the Employer so chooses.

         10. WAIVER OF BREACH- The waiver of either party of a breach of any provision of this Agreement by either party shall not operate or be construed as a waiver of any subsequent breach by said party.
         11. ASSIGNMENT- The rights and obligations of the Company under this agreement shall inure to the benefit of and shall be binding upon the successors and assigns of Company.

         12. INDEMNIFICATION- The Company agrees to indemnify and hold harmless the Employee for any contractual liability, including any personal guarantee to a financial institution as part of any loan to the Company, or any other liability incurred by Employee as a result of his employment by or association with the Company. The Company shall pay all legal costs and expenses necessary to defend any contractual obligations, personal guarantees or other liabilities associated with the Employee's employment by or association with the Company.
         13. GOVERNING LAW- This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Utah.
        14. INJUNCTIVE RELIEF- Upon a breach or threatened breach by Employee of any of the provisions of Paragraphs 8 and 9 of this Agreement, the Company shall be entitled to an injunctions restraining Employee from such breach. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies for such breach or threatened breach, including recovery of damages from Employee

         15. SEVERABILITY- It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision or portion of this Agreement shall be adjudicated to be invalid or unenforceable, this Agreement shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this Section in the particular jurisdiction in which such adjudication is made.





page 5


               16.  ASSIGNMENT-   The Company may assign its rights and
obligations under this Agreement to any affiliate of the Company or to any acquire of substantially all of the business of he Company, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by or against any such assignee. Neither this agreement nor any rights or duties hereunder may be signed by or delegated by employee.
               17.  ENTIRE AGREEMENT-   This Agreement sets forth the
entire agreement and understanding of the parties and supersedes all prior understandings, agreements or representations by or between the parties, whether written or oral, which relate in any way to the subject matter hereof.
          18. AMENDMENT-    No provision of this Agreement shall be
altered, amended, revoked, or waived except by an instrument in writing signed by the party sought to be charged with such amendment, revocation or waiver.
          19.  BINDING EFFECT-   Except as otherwise provided herein,
this Agreement shall be binding upon and shall inure to the benefit of the parties hereunto and their respective legal representatives, heirs, successors and assigns.








       IN WITNESS WHEREOF, the parties have executed this agreement as of date first written.

PEN INTERCONNECT,INC.

 /s/ James S. Pendleton        /s/ Robert D. DeForest Sr.
- ------------------------    -------------------------------------
JAMES S PENDLETON
PRESIDENT AND CEO                        EMPLOYEE









EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT dated the 1st day of April 1996, between , Pen Interconnect, Inc. a Utah Corporation, hereinafter called
the "Company", and L CARL RASMUSSEN   , hereafter called the Employee.
                           WITNESSETH:
     WHEREAS, Company desires to obtain the Employee's experience and abilities in the business of the Company; and
     WHEREAS, the Employee desires to accept such engagement upon the terms and conditions herein after set forth,
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed as follows:
         1. EMPLOYMENT- Company hereby engages the Employee and the Employee hereby accepts employment upon the terms and conditions hereinafter set forth.
         2. TERM - Subject to the provisions for termination as hereafter provided, the term of this Agreement shall be for a minimum period of
FIVE YEARS, beginning on the first day of APRIL, 1996. The term of this Agreement may be extended for ONE additional year, upon the mutual agreement of the parties.
         3. COMPENSATION - As compensation for all services rendered by Employee under this agreement, Company shall pay Employee an annual salary determined as follows:
            (A) Employee shall receive an initial base salary of $ 75,000 per year, payable at least monthly in equal installments in accordance with the company's regular payroll schedule retroactive to January 1, 1996.
Such amount may be adjusted as approved by the Board of Directors of the
Company.
             (B) Employee shall also receive additional commission and bonuses, as are approved and awarded by the Board of Directors of the Company per exhibit A attached.
4. FRINGE BENEFITS - (A) Company shall provide a three weeks paid vacation each year to Employee. Unused vacation time will accrue and may be carried over to one succeeding year.
              (A)  The Company shall provide the
Employee with a   car allowance of a minimum of $550.00   per month, for
his / her use in connection with his/her employment.  The Company agrees
to pay all minor operating costs (gas,oil,wash and minor repairs).   The
employee will be responsible for (insurance, tires, taxes and registration and all major repairs) associated with the use of the automobile.
              (B)  The Employee shall continue
to participate as a member of the Company's major group insurance plan with the employee paying $ 40.00 of the monthly premium.
                (C)  The Company shall provide and pay for the Life
Insurance covering the life of the Employee as described on   Exhibit B.




page 2

                (D) The Company shall provide Deferred Compensation and Salary Continuation Plans to the employee as described on Exhibit C attached.
           5. DUTIES - The Employee is engaged for the purpose of performing services for the company with specific work in the management of the company as described in Exhibit D.
           6. TERMINATION - (a) The Company may terminate the Employee's employment under this Agreement for cause at any time during the term of this agreemen1t. As used in this paragraph 6, the term "cause" shall be defined as the Employee's (i) wilful misconduct, (ii) fraud, (iii) misappropriation, (iv) embezzlement, (v) failure to abide by any codes of conduct adopted by the Employer, (vi) failure to follow the Employer's lawful orders and directives, (vii) failure to meet performance standards or conduct generally applicable to similarly situated employees of the employer, (viii) conviction of a felony, (ix) breach or threatened breach of any confidentiality or non-competition agreement between the Employee and the Company,or (x) conduct which impairs or damages, or tends to impair or damage, the reputation of the company. In the event of any termination pursuant 6(a), the Company shall be obligated to pay the Employee only such compensation as shall be accrued to the Employee up to and including the date upon which such termination becomes effective. No notice period shall be required to terminate the Employee under the provisions of this paragraph 6(a).
(b) The Employee may terminate this agreement with cause upon ten (10) days written notice to the Company, unless during such ten (10) day period the cause for such termination shall be cured by the Company. As used in this paragraph 6(b), the term "cause" shall be defined as the Company's inability or refusal to comply with or perform its obligations and duties hereunder , including specifically, the payment of any compensation due the Employee hereunder and any illegal act or willful mis conduct by the employer. In the event of any termination pursuant to the terms of this paragraph 6(b), the Company shall be obligated to pay the Employee the compensation which shall have accrued to the Employee up to and including the date upon which such termination becomes effective.
(c) The Employee and the Company may terminate this agreement at any time upon their mutual agreement.
        7. STOCK OPTIONS-- Stock options may be granted by the company to the employee as approved by the Board of Directors.
        8. NON COMPETITION--   Employee acknowledges and agrees that
he is being employed in a confidential position and, as a consequence will have complete access to and knowledge of Company's marketing techniques, customers, potential customers, and the Company's strategy concerning new markets, and inasmuch as Employee recognizes and agrees that the development of said customers, potential customers, and markets is an will be mainly the result of the Company's efforts the Employee covenants and agrees to with the Company, its successors or assigns, that for the term of this Agreement, and for a period of 18 months from the date of termination page 3

hereof, he will not engage in or participate in, either directly or indirectly, or be employed by or in any connection with, or furnish any information concerning the Company's business to any similar business that Pen is engaged in at the time of termination for a period of (18) months from the date of termination hereof. If the termination of employee is because of an illegal act or willful misconduct by the employer or termination because of a merger or buy out then the waiting period will be waived.
        9. CONFIDENTIALITY- Employee understands, recognizes and acknowledges that, as a consequence of the performance of his duties hereunder, he may receive notice or knowledge of, or have disclosed to him, certain Confidential Information , as defined below, of the Company. Employee understands, acknowledges and agrees that the Confidential Information is proprietary and secret and agrees to respect the confidentiality and secrecy of the same. Employee also understands, agrees and acknowledges that all Confidential Information is the property of the Company. Except as lawfully authorized or as may be expressly and specifically required in the performance of Employees's responsibilities to the Company hereunder, Employee agrees not to directly or indirectly disclose, reveal, report,publish or transfer possession of, or access to any Confidential Information to any person or entity. Employee further agrees to disclose promptly and fully to the company any information which qualifies as Confidential hereunder, and agrees to turn over or return to the Company any and all Confidential Information in the Employee's possession or control upon the request of the Company or upon the termination of the Employee's and the Company employment relationship. As used herein, the term "Confidential Information" shall include all intellectual property or information which is proprietary to the Company or which is submitted or disclosed to the Company by a third party under obligations of secrecy or confidentiality or which is not exempted by amendment to this Agreement. Confidential Information (whether or not reduced to writing and in any and all stages of development) shall include, but shall not be limited to, discoveries, ideas, inventions, designs, concepts, drawings, specifications, techniques, models, data, software, documentation, diagrams, flow charts, research, development, processes, procedures, works of authorship, formulas, improvements, trade secrets, know-how, marketing techniques, marketing and development plans, product plans, customer names and addresses, names and financial information, information relating to the Company's customers or their financial position or marketing plans, strategies, forecasts, pricing, policies, and any tangible article which embodies such Confidential Information.

     10. INTELLECTUAL PROPERTY- As to any inventions, ideas discoveries improvements, ideas, devices, writings or other intellectual property ( hereafter collectively referred to as "INVENTIONS") made by the Employee during the term of his employment, solely of jointly with others, which are made with the Employer's equipment, supplies, facilities, trade secrets, time, or which relate to the of the Employer, or the Employer's page 4
actual of demonstrably anticipated research or development, or the Employee actual or demonstrably anticipated research or development, or any other device directly related to the Employee's business, or which result from any work performed by the Employee for the Employer, the Employee agrees that such Inventions shall be the sole and exclusive property of the Employer and he promises to assign such Inventions to the Employer and to cooperate with the Employer to obtain patents or copyrights on such Inventions for the Employer in the United States and all foreign countries. The Employee also agrees that the Employer shall have the right to keep such Inventions as trade secrets, if the Employer so chooses.

        10. WAIVER OF BREACH- The waiver of either party of a breach of any provision of this Agreement by either party shall not operate or be construed as a waiver of any subsequent breach by said party.
        11. ASSIGNMENT- The rights and obligations of the Company under this agreement shall inure to the benefit of and shall be binding upon the successors and assigns of Company.

        12. INDEMNIFICATION- The Company agrees to indemnify and hold harmless the Employee for any contractual liability, including any personal guarantee to a financial institution as part of any loan to the Company, or any other liability incurred by Employee as a result of his employment by or association with the Company. The Company shall pay all legal costs and expenses necessary to defend any contractual obligations, personal guarantees or other liabilities associated with the Employee's employment by or association with the Company.
        13. GOVERNING LAW- This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Utah.
        14. INJUNCTIVE RELIEF- Upon a breach or threatened breach by Employee of any of the provisions of Paragraphs 8 and 9 of this Agreement, the Company shall be entitled to an injunctions restraining Employee from such breach. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies for such breach or threatened breach, including recovery of damages from Employee

        15. SEVERABILITY- It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision or portion of this Agreement shall be adjudicated to be invalid or unenforceable, this Agreement shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this Section in the particular jurisdiction in which such adjudication is made.






page 5


          16.  ASSIGNMENT-   The Company may assign its rights and
obligations under this Agreement to any affiliate of the Company or to any acquire of substantially all of the business of he Company, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by or against any such assignee. Neither this agreement nor any rights or duties hereunder may be signed by or delegated by employee.
           17.  ENTIRE AGREEMENT-   This Agreement sets forth the entire
agreement and understanding of the parties and supersedes all prior understandings, agreements or representations by or between the parties, whether written or oral, which relate in any way to the subject matter hereof.
           18. AMENDMENT-    No provision of this Agreement shall be
altered, amended, revoked, or waived except by an instrument in writing signed by the party sought to be charged with such amendment, revocation or waiver.
            19.  BINDING EFFECT-   Except as otherwise provided herein,
this Agreement shall be binding upon and shall inure to the benefit of the parties hereunto and their respective legal representatives, heirs, successors and assigns.








       IN WITNESS WHEREOF, the parties have executed this agreement as of date first written.

PEN INTERCONNECT,INC.

 /s/ James S. Pendleton        /s/ Lewis Carl Rasmussen
- -----------------------      ------------------------------
JAMES S PENDLETON
PRESIDENT AND CEO                   EMPLOYEE









EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT dated the 1st day of MAY 1996,   between
, Pen Interconnect, Inc. a Utah Corporation, hereinafter called the
"Company", and ALAN WEAVER    , hereafter called the Employee.
                           WITNESSETH:
     WHEREAS, Company desires to obtain the Employee's experience and abilities in the business of the Company; and
     WHEREAS, the Employee desires to accept such engagement upon the terms and conditions herein after set forth,
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed as follows:
        1. EMPLOYMENT- Company hereby engages the Employee and the Employee hereby accepts employment upon the terms and conditions hereinafter set forth.
         2. TERM - Subject to the provisions for termination as hereafter provided, the term of this Agreement shall be for a minimum period of THREE YEARS, beginning on the first day of MAY 1, 1996. The term of this Agreement may be extended for ONE additional year, upon the mutual agreement of the parties.
         3. COMPENSATION - As compensation for all services rendered by Employee under this agreement, Company shall pay Employee an annual
salary determined as follows:                       (A)  Employee shall
receive an initial base salary of $120,000      per year, payable at
least monthly in equal installments in accordance with the company's
regular payroll schedule.   Such amount may be adjusted as approved by
the Board of Directors of the Company.
             (B) Employee shall also receive additional commission and bonuses, as are approved and awarded by the Board of Directors of the Company per exhibit A attached.
4. FRINGE BENEFITS - (A) Company shall provide a three weeks paid vacation each year to Employee.
Unused vacation time will accrue and may be carried over to one succeeding year.
             (A)  The Company shall provide the Employee with a   car
allowance of a minimum of $550.00   per month, for his / her use in
connection with his/her employment.  The Company agrees to pay all minor
operating costs (gas,oil,wash and minor repairs).   The employee will be
responsible for (insurance, tires, taxes and registration and all major repairs) associated with the use of the automobile.
             (B)  The Employee shall continue
to participate as a member of the Company's major group insurance plan with the employee paying $ 40.00 of the monthly premium.
             (C)  The Company shall provide and pay for the Life
Insurance covering the life of the Employee as described on   Exhibit B.





page 2

             (D) The Company shall provide Deferred Compensation and Salary Continuation Plans to the employee as described on Exhibit C attached.
           5. DUTIES - The Employee is engaged for the purpose of performing services for the company with specific work in the management of the company as described in Exhibit D.
           6. TERMINATION - (a) The Company may terminate the Employee's employment under this Agreement for cause at any time during the term of this agreemen1t. As used in this paragraph 6, the term "cause" shall be defined as the Employee's (i) wilful misconduct, (ii) fraud, (iii) misappropriation, (iv) embezzlement, (v) failure to abide by any codes of conduct adopted by the Employer, (vi) failure to follow the Employer's lawful orders and directives, (vii) failure to meet performance standards or conduct generally applicable to similarly situated employees of the employer, (viii) conviction of a felony, (ix) breach or threatened breach of any confidentiality or non-competition agreement between the Employee and the Company,or (x) conduct which impairs or damages, or tends to impair or damage, the reputation of the company. In the event of any termination pursuant 6(a), the Company shall be obligated to pay the Employee only such compensation as shall be accrued to the Employee up to and including the date upon which such termination becomes effective. No notice period shall be required to terminate the Employee under the provisions of this paragraph 6(a).
(b) The Employee may terminate this agreement with cause upon ten (10) days written notice to the Company, unless during such ten (10) day period the cause for such termination shall be cured by the Company. As used in this paragraph 6(b), the term "cause" shall be defined as the Company's inability or refusal to comply with or perform its obligations and duties hereunder , including specifically, the payment of any compensation due the Employee hereunder and any illegal act or willful mis conduct by the employer. In the event of any termination pursuant to the terms of this paragraph 6(b), the Company shall be obligated to pay the Employee the compensation which shall have accrued to the Employee up to and including the date upon which such termination becomes effective.
(c) The Employee and the Company may terminate this agreement at any time upon their mutual agreement.
       7. STOCK OPTIONS-- Stock options may be granted by the company to the employee as approved by the Board of Directors.
       8. NON COMPETITION--   Employee acknowledges and agrees that he is
being employed in a confidential position and, as a consequence will have complete access to and knowledge of Company's marketing techniques, customers, potential customers, and the Company's strategy concerning new markets, and inasmuch as Employee recognizes and agrees that the development of said customers, potential customers, and markets is an will be mainly the result of the Company's efforts the Employee covenants and agrees to with the Company, its successors or assigns, that for the term of this Agreement, and for a period of 18 months from the date of termination page 3

hereof, he will not engage in or participate in, either directly or indirectly, or be employed by or in any connection with, or furnish any information concerning the Company's business to any similar business that Pen is engaged in at the time of termination for a period of (18) months from the date of termination hereof. If the termination of employee is because of an illegal act or willful misconduct by the employer or termination because of a merger or buy out then the waiting period will be waived.
        9. CONFIDENTIALITY- Employee understands, recognizes and acknowledges that, as a consequence of the performance of his duties hereunder, he may receive notice or knowledge of, or have disclosed to him, certain Confidential Information , as defined below, of the Company. Employee understands, acknowledges and agrees that the Confidential Information is proprietary and secret and agrees to respect the confidentiality and secrecy of the same. Employee also understands, agrees and acknowledges that all Confidential Information is the property of the Company. Except as lawfully authorized or as may be expressly and specifically required in the performance of Employees's responsibilities to the Company hereunder, Employee agrees not to directly or indirectly disclose, reveal, report,publish or transfer possession of, or access to any Confidential Information to any person or entity. Employee further agrees to disclose promptly and fully to the company any information which qualifies as Confidential hereunder, and agrees to turn over or return to the Company any and all Confidential Information in the Employee's possession or control upon the request of the Company or upon the termination of the Employee's and the Company employment relationship. As used herein, the term "Confidential Information" shall include all intellectual property or information which is proprietary to the Company or which is submitted or disclosed to the Company by a third party under obligations of secrecy or confidentiality or which is not exempted by amendment to this Agreement. Confidential Information (whether or not reduced to writing and in any and all stages of development) shall include, but shall not be limited to, discoveries, ideas, inventions, designs, concepts, drawings, specifications, techniques, models, data, software, documentation, diagrams, flow charts, research, development, processes, procedures, works of authorship, formulas, improvements, trade secrets, know-how, marketing techniques, marketing and development plans, product plans, customer names and addresses, names and financial information, information relating to the Company's customers or their financial position or marketing plans, strategies, forecasts, pricing, policies, and any tangible article which embodies such Confidential Information.
     10. INTELLECTUAL PROPERTY- As to any inventions, ideas discoveries improvements, ideas, devices, writings or other intellectual property ( hereafter collectively referred to as "INVENTIONS") made by the Employee during the term of his employment, solely of jointly with others, which are made with the Employer's equipment, supplies, facilities, trade secrets, or time, or which relate to the of the Employer, or the Employer's page 4
actual of demonstrably anticipated research or development, or the Employee actual or demonstrably anticipated research or development, or any other device directly related to the Employee's business, or which result from any work performed by the Employee for the Employer, the Employee agrees that such Inventions shall be the sole and exclusive property of the Employer and he promises to assign such Inventions to the Employer and to cooperate with the Employer to obtain patents or copyrights on such Inventions for the Employer in the United States and all foreign countries. The Employee also agrees that the Employer shall have the right to keep such Inventions as trade secrets, if the Employer so chooses.

       10. WAIVER OF BREACH- The waiver of either party of a breach of any provision of this Agreement by either party shall not operate or be construed as a waiver of any subsequent breach by said party.
       11. ASSIGNMENT- The rights and obligations of the Company under this agreement shall inure to the benefit of and shall be binding upon the successors and assigns of Company.

        12. INDEMNIFICATION- The Company agrees to indemnify and hold harmless the Employee for any contractual liability, including any personal guarantee to a financial institution as part of any loan to the Company, or any other liability incurred by Employee as a result of his employment by or association with the Company. The Company shall pay all legal costs and expenses necessary to defend any contractual obligations, personal guarantees or other liabilities associated with the Employee's employment by or association with the Company.
         13. GOVERNING LAW- This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Utah.
         14. INJUNCTIVE RELIEF- Upon a breach or threatened breach by Employee of any of the provisions of Paragraphs 8 and 9 of this Agreement, the Company shall be entitled to an injunctions restraining Employee from such breach. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies for such breach or threatened breach, including recovery of damages from Employee

         15. SEVERABILITY- It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision or portion of this Agreement shall be adjudicated to be invalid or unenforceable, this Agreement shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this Section in the particular jurisdiction in which such adjudication is made.





page 5


          16.  ASSIGNMENT-   The Company may assign its rights and
obligations under this Agreement to any affiliate of the Company or to any acquire of substantially all of the business of he Company, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by or against any such assignee. Neither this agreement nor any rights or duties hereunder may be signed by or delegated by employee.
           17.  ENTIRE AGREEMENT-   This Agreement sets forth the entire
agreement and understanding of the parties and supersedes all prior understandings, agreements or representations by or between the parties, whether written or oral, which relate in any way to the subject matter hereof.
           18. AMENDMENT-    No provision of this Agreement shall be
altered, amended, revoked, or waived except by an instrument in writing signed by the party sought to be charged with such amendment, revocation or waiver.
            19.  BINDING EFFECT-   Except as otherwise provided herein,
this Agreement shall be binding upon and shall inure to the benefit of the parties hereunto and their respective legal representatives, heirs, successors and assigns.








       IN WITNESS WHEREOF, the parties have executed this agreement as of date first written.

PEN INTERCONNECT,INC.

 /s/ James S. Pendleton       /s/ Alan L. Weaver
- -----------------------    ------------------------
JAMES S PENDLETON
PRESIDENT AND CEO                   EMPLOYEE